UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04524)

Exact name of registrant as specified in charter:	Putnam Global Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2016

Date of reporting period :	November 1, 2015 — October 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Global Income Trust

Annual report
10 | 31 | 16

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PGGIX

Putnam
Global Income
Trust

Annual report
10 | 31 | 16

Message from the Trustees	1

About the fund	2

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Important notice regarding Putnam’s privacy policy	18

Trustee approval of management contract	19

Financial statements	23

Federal tax information	85

About the Trustees	86

Officers	88

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a more broadly invested fund. The fund’s policy of concentrating on a limited group of industries and the fund’s non-diversified status, which means the fund may invest in fewer issuers, can increase the fund’s vulnerability to common economic forces and may result in greater losses and volatility. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund.

Message from the Trustees

December 7, 2016

Dear Fellow Shareholder:

The U.S. presidential election is now behind us, but the transitional period in Washington, D.C., may bring bouts of volatility to the financial markets. Election campaigns are often followed by uncertainty regarding the new administration, and new presidents may seek to make legislative changes to economic policies.

If recent history is a worthy guide, we believe it is important for investors to remain well diversified, maintain a long-term view, and not overreact to volatile markets. To help ensure that your portfolio is aligned with your individual goals, time horizon, and tolerance for risk, we believe it is a good idea to speak regularly with your financial advisor.

In today’s environment, we favor the investment approach practiced at Putnam — active strategies based on fundamental research. Putnam portfolio managers, backed by a network of global analysts, bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended October 31, 2016, as well as an outlook for the coming months.

Thank you for investing with Putnam.

About the fund

A nimble approach to investing in global bond markets

Investing in today's bond markets requires a broad-based approach, the flexibility to exploit a range of sectors and opportunities, and a keen understanding of the complex global interrelationships that drive the markets. With support from more than 90 fixed-income professionals, the fund's managers actively position the portfolio in securities from a broad range of sectors.

The fund's management team has an average of more than 20 years of experience.

Putnam Global Income Trust invests in a number of sectors, from international sovereign debt and investment-grade corporate bonds to a wide range of mortgage-backed securities.

D. William Kohli
Chief Investment Officer, Fixed Income
Industry since 1988

Michael V. Salm
Co-Head of Fixed Income
Industry since 1989

Paul D. Scanlon, CFA
Co-Head of Fixed Income
Industry since 1986

Michael J. Atkin
Portfolio Manager
Industry since 1988
(not pictured)

Investing for income from global sources

The fund provides exposure to a variety of currencies to seek to benefit from changes in exchange rates.

USD U.S. dollar
EUR euro
JPY Japanese yen
GBP British pound
AUD Australian dollar

Illustration shows the fund's five largest currency exposures as of 10/31/16. Allocations in each currency may vary over time.

Invests in sectors beyond the benchmark

Putnam Global Income Trust
Bloomberg Barclays Global Aggregate Bond Index
International Treasuries/agency securities
44%
38%
Investment-grade corporate bonds
19%
23%
U.S. Treasuries/agency securities
16%
0%
Agency pass-through
12%
24%
Emerging-market bonds
6%
7%
Covered bonds
2%
0%
Commercial MBS
0%
14%
Non-agency residential MBS
0%
4%
Municipal bonds
0%
0%
High-yield corporate bonds
0%
2%
Asset-backed securities (ABS)
0%
0%
Agency CMO
0%
8%
Cash and net other assets
0%
6%

2 Global Income Trust

Global Income Trust 3

Performance history as of 10/31/16

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Bloomberg Barclays Global Aggregate Bond Index, was introduced on 12/31/89, which post-dates the inception of the fund’s class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/16. See above and pages 11–13 for additional fund performance information. Index descriptions can be found on page 17.

4 Global Income Trust

Interview with your fund’s portfolio manager

Bill is Chief Investment Officer, Fixed Income, at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1988.

In addition to Bill Kohli, your fund’s portfolio managers are Michael J. Atkin, Michael V. Salm, and Paul D. Scanlon.

Bill, what was the fund’s investment environment like during the 12 - month reporting period ended October 31, 2016?

Shortly after the period began, investors became increasingly risk averse. Declining prices for oil and other commodities, along with mounting fears of an economic slowdown in China, fueled a broad flight from riskier market sectors and into the perceived safety of U.S. Treasuries and other government securities. Within this environment, bonds carrying credit risk experienced substantial volatility.

On December 16, 2015, the Federal Reserve announced that it would raise its target for short-term interest rates by 0.25%. The increase was the Fed’s first hike in nearly a decade, and ended the zero-interest-rate policy that had been in place for the past seven years. Following its initial move, the Fed indicated that it may raise rates up to four times in 2016. Investors reacted to the central bank’s signals with concern, and the uncertainty exacerbated an already volatile market environment.

Market turbulence reached a peak on February 11, 2016, after which credit-sensitive bonds began to benefit from rising commodity prices, additional economic stimulus by China’s

Global Income Trust 5

Allocations are shown as a percentage of the fund’s net assets as of 10/31/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 10/31/16. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

6 Global Income Trust

central bank, and improving U.S. economic data. The Fed backed away from a hawkish tone, saying that it would take a gradual approach toward raising interest rates, based on a variety of U.S. and global economic factors.

The market upturn accelerated considerably in March and April, as demand for risk assets continued to improve and credit spreads tightened. And the rally persisted in May amid a six-month high for oil prices and a jump in stock prices later that month.

The rally was briefly disrupted in late June, as the so-called “Brexit” referendum vote by the United Kingdom to exit the European Union surprised many investors and reverberated throughout global markets. However, as investors reassessed Brexit in the days immediately following the vote, concluding that its impact outside of Britain would likely be limited, credit-sensitive securities moved higher once again.

Credit-sensitive bonds posted another positive month in September, aided by two monetary policy developments. The Fed decided not to raise its target for short-term interest rates and indicated an even slower path for future hikes. The Bank of Japan pegged its 10-year government bond rate at zero, reducing the risk of a destabilizing spike in global interest rates.

Bonds ticked lower in October, as investors tried to handicap the outcome of a closely contested U.S. presidential race.

After declining from late January through early May, the U.S. dollar generally strengthened during the balance of the period, particularly during the final three months. U.S. gross domestic product [GDP] advanced at a 2.9% annual rate in the third quarter — the strongest quarterly reading in two years after three straight quarters of sub-2% growth. Currency traders believed that stronger U.S. economic data increased the likelihood that the Fed would raise interest rates in December, and higher rates tend to be bullish for the dollar.

The fund posted a positive return at net asset value, but lagged its benchmark and the average return of its Lipper peer group. What factors hampered relative performance?

Our interest-rate and yield-curve positioning was the primary detractor versus the benchmark. We continued our efforts to de-emphasize interest-rate risk by keeping the portfolio’s duration — a key measure of interest-rate sensitivity — shorter than that of the benchmark. We also positioned the portfolio to benefit from potentially steeper yield curves in both the United States and overseas. This strategy weighed on performance during the first half of the period, when risk-averse sentiment fueled demand for the perceived safety of Treasuries, driving their prices higher and yields lower. Our positioning was also hurt by the fact that the U.S. Treasury yield curve, as well as several non-U.S. sovereign bond yield curves, generally flattened during the period.

Our interest-rate and yield-curve strategies also worked against relative results in the May-to-July period. Uncertainty surrounding the outcome and potential impact of the Brexit vote fueled increased demand for the apparent safety of government debt during these months. As a result, yields on U.S. and foreign government bonds declined.

Elsewhere, active currency strategies were a further detractor for the period. Short positions in the euro and the Japanese yen hampered our strategy, as both of these currencies sharply appreciated versus the U.S. dollar during the first quarter of 2016.

Global Income Trust 7

Turning to the positive side, which holdings and strategies aided the fund’s benchmark-relative results?

Holdings of emerging-market [EM] bonds were the biggest relative contributor. EM debt was one of the top-performing fixed-income categories for the period, fueled by investor demand for higher-yielding assets amid an environment of low and, in some cases, negative yields globally.

Within the fund, our investments in Argentina, Russia, Brazil, and Venezuela provided the biggest boost. Our positions in Argentina were aided by the election of a new president who has emphasized market-friendly reforms, which helped facilitate an agreement between Argentina and its holdout creditors. Additionally, Argentina’s issuance of $16.5 billion in bonds in April — the country’s first bond issuance since 2001 — attracted intense investor interest. Securities from Russia and Venezuela rebounded strongly as oil prices rose and investor risk appetite strengthened during the period’s second half. Debt issued by Brazil benefited from reduced political turmoil; investors responded positively when the country’s president was removed from office in August.

An overweight allocation to investment-grade corporate bonds and a small, out-of-benchmark stake in high-yield debt also notably contributed to relative performance. After underperforming during the first half of the period, both asset classes rallied from February 11 through most of the rest of the period. Corporate credit was bolstered by an improving backdrop for commodities, resurgent demand for riskier asset classes, signs of stabilization in the global economy, and continued accommodation by central banks.

Our prepayment strategies, which we implemented with securities such as agency interest-only collateralized mortgage obligations [IO CMOs], slightly aided results on a net basis. IO CMOs rebounded amid the improved risk sentiment that took hold after February 11. Additionally, despite lower interest rates, mortgage prepayment speeds stayed below market expectations, as mortgage refinancing

This chart shows how the fund’s top currency holdings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Holdings and allocations may vary over time.

8 Global Income Trust

continued to be hampered by stringent bank lending standards.

How did mortgage credit affect performance?

Our mortgage-credit holdings moderately detracted versus the benchmark. Positions in mezzanine commercial mortgage-backed securities [CMBS] were negatively affected by the risk-off sentiment that spread through the marketplace in January and early February. A challenging supply-and-demand backdrop also weighed on CMBS, as increased regulations led many broker/dealers to continue reducing their inventory of these securities. The asset class rebounded during the balance of the period as investor risk appetite improved, but not enough to completely offset earlier weakness.

How did you use derivatives during the period?

We used bond futures and interest-rate swaps to take tactical positions at various points along the yield curve, and to hedge the risk associated with the fund’s curve positioning. We also employed interest-rate swaps to gain exposure to interest rates in various countries. Additionally, we utilized options to isolate the prepayment risks associated with our CMO holdings and to help manage the downside risk of these positions. Lastly, we used currency forward contracts to hedge the foreign exchange risk associated with non-U.S. bonds and to efficiently gain exposure to foreign currencies.

What is your outlook for the coming months?

We think U.S. economic growth may accelerate in 2017, but the election of Donald Trump to the U.S. presidency could lead to a struggle of competing forces influencing the economy. On the one hand, we believe President-elect Trump’s policy pronouncements regarding lowering corporate and personal income tax rates, along with increased spending on infrastructure and defense, could bolster

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Global Income Trust 9

growth. Of course, these initiatives will need to be financed at least partly by issuing new government debt, which would tend to push intermediate- and long-term interest rates higher.

Conversely, the President-elect’s protectionist rhetoric regarding foreign trade, such as imposing substantial tariffs on imports from China and eliminating or weakening existing trade deals, would likely hamper growth, in our view. Deporting illegal immigrants — another Trump proposal — could also dampen economic growth, since it would remove a significant source of consumer demand. It’s also possible that a more protectionist approach to trade by the United States could hamper growth in emerging-market countries.

How do you plan to position the fund in light of this outlook?

We expect to continue de-emphasizing interest-rate risk by keeping the fund’s duration shorter than the benchmark. And we intend to continue to take a tactical approach toward yield-curve positioning, both here at home and abroad.

We plan to modestly increase the fund’s allocation to prepayment strategies. Historically, having exposure to prepayment risk has worked well during periods of rising interest rates, as refinancing of underlying mortgages tends to slow.

As of period-end, we had a relatively large cash allocation in the portfolio. We increased cash in an effort to provide a cushion against bouts of market volatility, as well as any disruptions in the market’s supply/demand environment.

Thanks for your time and for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

10 Global Income Trust

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2016, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/16

	Annual average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year

Class A (6/1/87)
Before sales charge	6.51%	65.08%	5.14%	11.39%	2.18%	4.21%	1.38%	3.27%

After sales charge	6.36	58.48	4.71	6.94	1.35	0.04	0.01	–0.86

Class B (2/1/94)
Before CDSC	6.27	55.44	4.51	7.23	1.41	1.91	0.63	2.51

After CDSC	6.27	55.44	4.51	5.34	1.05	–0.94	–0.31	–2.49

Class C (7/26/99)
Before CDSC	5.71	53.17	4.36	7.25	1.41	1.91	0.63	2.43

After CDSC	5.71	53.17	4.36	7.25	1.41	1.91	0.63	1.43

Class M (3/17/95)
Before sales charge	6.21	60.90	4.87	9.92	1.91	3.39	1.12	2.98

After sales charge	6.09	55.67	4.53	6.35	1.24	0.03	0.01	–0.37

Class R (12/1/03)
Net asset value	6.24	60.87	4.87	9.97	1.92	3.47	1.14	2.98

Class R5 (7/2/12)
Net asset value	6.61	69.45	5.42	12.99	2.47	5.21	1.71	3.50

Class R6 (7/2/12)
Net asset value	6.62	69.83	5.44	13.24	2.52	5.25	1.72	3.59

Class Y (10/4/05)
Net asset value	6.61	69.10	5.39	12.76	2.43	4.93	1.62	3.44

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Global Income Trust 11

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $15,544 and $15,317, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $15,567. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $16,087, $16,945, $16,983, and $16,910, respectively.

Fund price and distribution information For the 12-month period ended 10/31/16

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	12		12	12	12		12	12	12	12

Income	$0.384		$0.294	$0.295	$0.356		$0.359	$0.420	$0.430	$0.413

Capital gains	—		—	—	—		—	—	—	—

Total	$0.384		$0.294	$0.295	$0.356		$0.359	$0.420	$0.430	$0.413

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

10/31/15	$11.93	$12.43	$11.87	$11.88	$11.81	$12.21	$11.91	$11.94	$11.93	$11.93

10/31/16	11.93	12.43	11.87	11.87	11.80	12.20	11.90	11.93	11.92	11.92

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value	value

Current
dividend rate [1]	3.22%	3.09%	2.53%	2.53%	3.05%	2.95%	3.03%	3.52%	3.62%	3.42%

Current 30-day
SEC yield [2]	N/A	1.57	0.88	0.88	N/A	1.34	1.39	1.92	2.05	1.89

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12 Global Income Trust

Comparative index returns For periods ended 10/31/16

	Annual average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year

Bloomberg Barclays
Global Aggregate	—†	46.15%	3.87%	4.57%	0.90%	2.57%	0.85%	5.59%
Bond Index

Lipper Global
Income Funds	6.17%	49.66	4.07	10.44	1.95	4.75	1.53	4.71
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/16, there were 207, 196, 139, 76, and 2 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Bloomberg Barclays Global Aggregate Bond Index, was introduced on 12/31/89, which post-dates the inception of the fund’s class A shares.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/16

	Annual average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year

Class A (6/1/87)
Before sales charge	6.61%	70.67%	5.49%	14.62%	2.77%	8.02%	2.60%	6.22%

After sales charge	6.46	63.84	5.06	10.03	1.93	3.70	1.22	1.98

Class B (2/1/94)
Before CDSC	6.37	60.72	4.86	10.45	2.01	5.64	1.85	5.36

After CDSC	6.37	60.72	4.86	8.50	1.64	2.69	0.89	0.36

Class C (7/26/99)
Before CDSC	5.81	58.37	4.71	10.37	1.99	5.57	1.82	5.37

After CDSC	5.81	58.37	4.71	10.37	1.99	5.57	1.82	4.37

Class M (3/17/95)
Before sales charge	6.31	66.40	5.22	13.14	2.50	7.20	2.35	5.86

After sales charge	6.20	60.99	4.88	9.47	1.83	3.72	1.23	2.42

Class R (12/1/03)
Net asset value	6.34	66.44	5.23	13.17	2.50	7.17	2.33	5.93

Class R5 (7/2/12)
Net asset value	6.71	75.17	5.77	16.16	3.04	8.88	2.88	6.37

Class R6 (7/2/12)
Net asset value	6.73	75.83	5.81	16.60	3.12	9.18	2.97	6.63

Class Y (10/4/05)
Net asset value	6.71	74.97	5.75	16.03	3.02	8.78	2.84	6.40

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Global Income Trust 13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating
expenses for the fiscal year
ended 10/31/15	1.17%*	1.92%*	1.92%*	1.42%*	1.42%*	0.83%	0.76%	0.92%*

Annualized expense ratio for
the six-month period ended
10/31/16†	1.17%	1.92%	1.92%	1.42%	1.42%	0.86%	0.79%	0.92%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 5/1/16 to 10/31/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000 *†	$5.89	$9.65	$9.65	$7.14	$7.14	$4.33	$3.98	$4.63

Ending value (after expenses)	$1,002.60	$998.80	$998.80	$1,000.50	$1,001.50	$1,004.90	$1,003.60	$1,003.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14 Global Income Trust

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/16, use the following calculation method. To find the value of your investment on 5/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000 *†	$5.94	$9.73	$9.73	$7.20	$7.20	$4.37	$4.01	$4.67

Ending value (after expenses)	$1,019.25	$1,015.48	$1,015.48	$1,018.00	$1,018.00	$1,020.81	$1,021.17	$1,020.51

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Global Income Trust 15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

16 Global Income Trust

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2016, Putnam employees had approximately $492,000,000 and the Trustees had approximately $132,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Global Income Trust 17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18 Global Income Trust

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2016, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to an additional request made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2016, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 24, 2016 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2016. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny

Global Income Trust 19

in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.) In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2015. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2015. Putnam Management has agreed to maintain these expense limitations until at least February 28, 2018 and to reduce the contractual expense limitation on investor servicing fees and expenses from 32 basis points to 25 basis points effective Septem-ber 1, 2016. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fourth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2015. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2015 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends

20 Global Income Trust

in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, sub-advised third-party mutual funds, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds, with generally strong results for the international equity, global sector and global asset allocation funds, but generally disappointing results for the U.S. and small-cap equity, Spectrum and fixed income funds. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases,

Global Income Trust 21

comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper Global Income Funds) for the one-year, three-year and five-year periods ended December 31, 2015 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	2nd

Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2015, there were 208, 183 and 136 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

22 Global Income Trust

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Global Income Trust 23

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Putnam Global Income Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Global Income Trust (the “fund”) at October 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at October 31, 2016 by correspondence with the custodian, brokers, transfer agent, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 7, 2016

24 Global Income Trust

The fund’s portfolio 10/31/16

U.S. GOVERNMENT AND AGENCY		Principal
MORTGAGE OBLIGATIONS (43.4%)*		amount	Value

U.S. Government Guaranteed Mortgage Obligations (1.9%)

Government National Mortgage Association Pass-Through Certificates

3.50%, 2/20/43		$847,502	$914,574

3.50%, TBA, 11/1/46		2,000,000	2,117,969

3.00%, TBA, 11/1/46		2,000,000	2,082,990

			5,115,533

U.S. Government Agency Mortgage Obligations (41.5%)

Federal National Mortgage Association Pass-Through Certificates

3.50%, TBA, 12/1/46		30,000,000	31,463,988

3.50%, TBA, 11/1/46		32,000,000	33,595,338

3.00%, TBA, 12/1/46		9,000,000	9,247,852

3.00%, TBA, 11/1/46		9,000,000	9,265,781

2.50%, TBA, 12/1/46		8,000,000	7,971,330

2.50%, TBA, 11/1/46		21,000,000	20,960,835

			112,505,124

Total U.S. government and agency mortgage obligations (cost $118,175,696)			$117,620,657

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (40.4%)*		amount	Value

Argentina (Republic of) 144A sr. unsec. bonds 7.125%,
7/6/36 (Argentina)		$275,000	$284,044

Argentina (Republic of) 144A sr. unsec. notes 7.50%,
4/22/26 (Argentina)		755,000	824,020

Australia (Government of) sr. unsec. bonds Ser. 133, 5.50%,
4/21/23 (Australia)	AUD	1,820,000	1,670,990

Australia (Government of) sr. unsec. bonds Ser. 144, 3.75%,
4/21/37 (Australia)	AUD	200,000	170,864

Australia (Government of) sr. unsec. notes Ser. 122, 5.25%,
3/15/19 (Australia)	AUD	1,010,000	831,538

Belgium (Government of) sr. unsec. bonds Ser. 77, 1.00%,
6/22/26 (Belgium)	EUR	620,000	718,038

Belgium (Government of) sr. unsec. unsub. notes 4.25%,
9/28/22 (Belgium)	EUR	530,000	736,714

Belgium (Government of) unsec. bonds Ser. 60, 4.25%,
3/28/41 (Belgium)	EUR	330,000	606,455

Brazil (Federal Republic of) sr. unsec. unsub. bonds 4.875%,
1/22/21 (Brazil)		$490,000	518,175

Brazil (Federal Republic of) sr. unsec. unsub. notes 5.875%,
1/15/19 (Brazil)		100,000	108,100

Brazil (Federal Republic of) unsec. notes 10.00%, 1/1/21
(Brazil) (units)	BRL	790	245,285

Buenos Aires (Province of) 144A sr. unsec. notes 9.125%,
3/16/24 (Argentina)		$848,000	936,239

Canada (Government of) bonds 1.25%, 9/1/18 (Canada)	CAD	960,000	724,699

Canada (Government of) sr. unsec. bonds 3.50%, 12/1/45 (Canada)	CAD	180,000	183,415

Croatia (Republic of) 144A sr. unsec. unsub. notes 6.25%,
4/27/17 (Croatia)		$200,000	204,000

Denmark (Kingdom of) unsec. bonds 4.50%, 11/15/39 (Denmark)	DKK	740,000	194,162

Denmark (Kingdom of) unsec. bonds 1.75%, 11/15/25 (Denmark)	DKK	2,550,000	425,151

France (Government of) unsec. bonds 4.50%, 4/25/41 (France)	EUR	830,000	1,560,260

France (Government of) unsec. bonds 4.00%, 4/25/55 (France)	EUR	150,000	289,691

Global Income Trust 25

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (40.4%)* cont.		amount	Value

France (Government of) unsec. bonds 3.25%, 10/25/21 (France)	EUR	3,410,000	$4,400,357

France (Government of) unsec. bonds 2.75%, 10/25/27 (France)	EUR	250,000	340,330

France (Government of) unsec. bonds 0.50%, 5/25/25 (France)	EUR	1,490,000	1,673,268

Germany (Federal Republic of) unsec. bonds 2.50%,
7/4/44 (Germany)	EUR	1,460,000	2,299,352

Germany (Federal Republic of) unsec. bonds 1.75%,
7/4/22 (Germany)	EUR	4,840,000	5,951,429

Germany (Federal Republic of) unsec. bonds 1.00%,
8/15/25 (Germany)	EUR	2,260,000	2,698,343

Germany (Federal Republic of) unsec. bonds 0.50%,
2/15/25 (Germany)	EUR	420,000	483,061

Hellenic (Republic of) sr. unsec. notes 3.375%, 7/17/17 (Greece)	EUR	666,000	719,930

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, 3.00%,
2/24/40 (Greece)	EUR	86,000	53,957

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, 3.00%,
2/24/39 (Greece)	EUR	108,000	67,879

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/38 (Greece) ††	EUR	466,294	293,294

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/36 (Greece) ††	EUR	285,000	182,059

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/32 (Greece) ††	EUR	147,000	98,593

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/30 (Greece) ††	EUR	649,541	451,992

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/29 (Greece) ††	EUR	944,903	668,830

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/28 (Greece) ††	EUR	169,202	123,579

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/26 (Greece) ††	EUR	173,000	133,538

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/25 (Greece) ††	EUR	807,812	630,391

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/24 (Greece) ††	EUR	27,558	22,005

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/23 (Greece) ††	EUR	1,020,884	837,739

Hungary (Government of) sr. unsec. unsub. notes 5.375%,
3/25/24 (Hungary)		$470,000	539,985

Indonesia (Republic of) 144A sr. unsec. unsub. notes 5.125%,
1/15/45 (Indonesia)		200,000	218,000

Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)		1,235,000	1,247,350

Ireland (Republic of) unsec. bonds 5.00%, 10/18/20 (Ireland)	EUR	380,000	505,213

Ireland (Republic of) unsec. notes 5.40%, 3/13/25 (Ireland)	EUR	250,000	383,993

Italy (Republic of) sr. unsec. bonds 6.50%, 11/1/27 (Italy)	EUR	540,000	873,858

Italy (Republic of) sr. unsec. bonds 4.75%, 9/1/44 (Italy)	EUR	820,000	1,263,917

Italy (Republic of) sr. unsec. bonds 2.50%, 12/1/24 (Italy)	EUR	1,060,000	1,266,056

Italy (Republic of) sr. unsec. unsub. bonds 4.75%, 8/1/23 (Italy)	EUR	1,950,000	2,663,243

Italy (Republic of) unsec. notes 0.30%, 10/15/18 (Italy)	EUR	2,590,000	2,855,345

Japan (Government of) 10 yr sr. unsec. unsub. notes Ser. 330,
0.80%, 9/20/23 (Japan)	JPY	650,000,000	6,618,013

Japan (Government of) 20 yr sr. unsec. bonds Ser. 95, 2.30%,
6/20/27 (Japan)	JPY	500,000,000	5,950,176

26 Global Income Trust

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (40.4%)* cont.		amount	Value

Japan (Government of) 20 yr sr. unsec. unsub. bonds Ser. 125,
2.20%, 3/20/31 (Japan)	JPY	308,000,000	$3,812,803

Japan (Government of) 20 yr sr. unsec. unsub. bonds Ser. 156,
0.40%, 3/20/36 (Japan)	JPY	120,000,000	1,152,055

Japan (Government of) 20 yr sr. unsec. unsub. notes Ser. 318,
1.00%, 9/20/21 (Japan)	JPY	1,377,000,000	13,893,558

Japan (Government of) 20 yr sr. unsec. unsub. notes Ser. 41, 1.50%,
3/20/19 (Japan)	JPY	370,000,000	3,675,867

Japan (Government of) 30 yr sr. unsec. unsub. bonds Ser. 32,
2.30%, 3/20/40 (Japan)	JPY	407,000,000	5,477,365

Japan (Government of) 40 yr sr. unsec. unsub. bonds Ser. 4, 2.20%,
3/20/51 (Japan)	JPY	230,000,000	3,324,637

Mexico (Government of) sr. unsec. notes Ser. M 20, 10.00%,
12/5/24 (Mexico)	MXN	12,310,000	834,291

Mexico (Republic of) sr. unsec. unsub. notes Ser. MTN, 4.75%,
3/8/44 (Mexico)		$440,000	440,129

Netherlands (Government of) unsec. bonds 3.75%,
1/15/42 (Netherlands)	EUR	290,000	537,785

Netherlands (Government of) unsec. bonds 2.25%,
7/15/22 (Netherlands)	EUR	1,290,000	1,623,981

Norway (Government of) unsec. bonds Ser. 476, 3.00%,
3/14/24 (Norway)	NOK	1,760,000	239,918

Ontario (Province of) unsec. bonds 4.00%, 6/2/21 (Canada)	CAD	1,690,000	1,412,188

Poland (Republic of) unsec. bonds 3.25%, 7/25/19 (Poland)	PLN	6,285,000	1,655,735

Russia (Federation of) 144A sr. unsec. unsub. bonds 5.625%,
4/4/42 (Russia)		$600,000	660,750

South Africa (Republic of) unsec. bonds Ser. 2023, 7.75%, 2/28/23
(South Africa)	ZAR	11,140,000	801,549

Spain (Kingdom of) sr. unsec. bonds 5.15%, 10/31/44 (Spain)	EUR	350,000	609,050

Spain (Kingdom of) sr. unsec. bonds 5.15%, 10/31/28 (Spain)	EUR	540,000	835,511

Spain (Kingdom of) sr. unsec. bonds 4.40%, 10/31/23 (Spain)	EUR	890,000	1,227,998

Spain (Kingdom of) sr. unsec. unsub. bonds 4.65%, 7/30/25 (Spain)	EUR	440,000	629,068

Spain (Kingdom of) sr. unsec. unsub. bonds 4.00%, 4/30/20 (Spain)	EUR	490,000	611,568

Spain (Kingdom of) sr. unsec. unsub. notes 4.10%, 7/30/18 (Spain)	EUR	1,050,000	1,237,484

Sri Lanka (Republic of) 144A sr. unsec. unsub. bonds 6.85%,
11/3/25 (Sri Lanka)		$200,000	210,754

Sweden (Government of) unsec. bonds Ser. 1053, 3.50%,
3/30/39 (Sweden)	SEK	270,000	43,820

Sweden (Government of) unsec. bonds Ser. 1054, 3.50%,
6/1/22 (Sweden)	SEK	6,120,000	824,519

Switzerland (Government of) unsec. bonds 2.00%,
4/28/21 (Switzerland)	CHF	600,000	682,674

Ukraine (Government of) 144A unsec. FRN Ser. GDP, zero %,
5/31/40 (Ukraine)		$75,000	23,705

United Kingdom Treasury unsec. bonds 4.00%, 1/22/60
(United Kingdom)	GBP	1,320,000	2,749,033

United Kingdom Treasury unsec. bonds 3.75%, 9/7/19
(United Kingdom)	GBP	920,000	1,236,223

United Kingdom Treasury unsec. bonds 2.75%, 9/7/24
(United Kingdom)	GBP	70,000	96,887

United Kingdom Treasury unsec. bonds 1.00%, 9/7/17
(United Kingdom)	GBP	1,050,000	1,293,722

Total foreign government and agency bonds and notes (cost $111,941,938)			$109,601,542

Global Income Trust 27

	Principal
CORPORATE BONDS AND NOTES (29.9%)*	amount	Value

Basic materials (1.7%)

Celanese US Holdings, LLC company guaranty sr. unsec. notes
5.875%, 6/15/21 (Germany)	$160,000	$182,114

Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	130,000	140,888

Cemex Finance, LLC 144A company guaranty sr. notes 9.375%,
10/12/22 (Mexico)	200,000	219,750

Eastman Chemical Co. sr. unsec. notes 3.80%, 3/15/25	305,000	317,321

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. notes 6.75%, 2/1/22	28,000	28,630

Georgia-Pacific, LLC sr. unsec. unsub. notes 7.75%, 11/15/29	120,000	169,213

Georgia-Pacific, LLC 144A company guaranty sr. unsec. notes
5.40%, 11/1/20	13,000	14,581

Glencore Finance Canada, Ltd. 144A company guaranty sr. unsec.
unsub. notes 6.00%, 11/15/41 (Canada)	360,000	362,736

Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	510,000	518,517

Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 4/16/25	187,000	184,195

International Paper Co. sr. unsec. notes 8.70%, 6/15/38	6,000	8,839

INVISTA Finance, LLC 144A company guaranty sr. notes
4.25%, 10/15/19	262,000	262,626

Union Carbide Corp. sr. unsec. unsub. bonds 7.75%, 10/1/96	140,000	180,111

Westlake Chemical Corp. 144A company guaranty sr. unsec.
unsub. bonds 3.60%, 8/15/26	755,000	756,552

WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	440,000	593,806

WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	73,000	97,160

WestRock RKT Co. company guaranty sr. unsec. unsub. notes
4.45%, 3/1/19	105,000	110,809

Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	300,000	396,924

		4,544,772

Capital goods (0.2%)

Crown Americas, LLC/Crown Americas Capital Corp. IV company
guaranty sr. unsec. notes 4.50%, 1/15/23	105,000	107,625

Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)	253,000	340,564

		448,189

Communication services (2.4%)

America Movil SAB de CV company guaranty sr. unsec. unsub.
notes 6.125%, 3/30/40 (Mexico)	100,000	120,163

American Tower Corp. sr. unsec. notes 4.00%, 6/1/25 R	235,000	246,937

American Tower Corp. sr. unsec. unsub. bonds 3.375%, 10/15/26 R	495,000	492,605

Charter Communications Operating, LLC/Charter
Communications Operating Capital 144A sr. sub. bonds
6.484%, 10/23/45	622,000	728,891

Charter Communications Operating, LLC/Charter
Communications Operating Capital 144A sr. sub. notes
4.908%, 7/23/25	148,000	159,626

Comcast Cable Communications Holdings, Inc. company
guaranty sr. unsec. notes 9.455%, 11/15/22	70,000	97,648

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	75,000	101,059

28 Global Income Trust

	Principal
CORPORATE BONDS AND NOTES (29.9%)* cont.	amount	Value

Communication services cont.

Crown Castle International Corp. sr. unsec. notes 5.25%, 1/15/23 R	$295,000	$329,636

Crown Castle Towers, LLC 144A company guaranty sr. notes
4.883%, 8/15/20	190,000	206,501

Koninklijke KPN NV sr. unsec. unsub. bonds 8.375%,
10/1/30 (Netherlands)	42,000	56,930

NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 6.40%, 4/30/40	125,000	170,470

Rogers Communications, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 3/15/43 (Canada)	215,000	224,243

Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/
Sprint Spectrum Co. III, LL 144A company guaranty sr. notes
3.36%, 9/20/21	585,000	587,925

TCI Communications, Inc. sr. unsec. unsub. notes 7.875%, 2/15/26	255,000	356,795

Telecom Italia SpA 144A sr. unsec. notes 5.303%, 5/30/24 (Italy)	800,000	813,000

Verizon Communications, Inc. sr. unsec. unsub. notes 5.90%,
2/15/54 (units)	28,800	778,176

Verizon Communications, Inc. sr. unsec. unsub. notes
5.05%, 3/15/34	315,000	343,384

Verizon Communications, Inc. sr. unsec. unsub. notes
4.522%, 9/15/48	622,000	618,536

		6,432,525

Conglomerates (0.1%)

General Electric Co. jr. unsec. sub. FRB Ser. D, 5.00%,
perpetual maturity	346,000	366,760

		366,760

Consumer cyclicals (3.2%)

21st Century Fox America, Inc. company guaranty sr. unsec. notes
7.85%, 3/1/39	115,000	161,119

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 2/1/20	194,000	211,948

CBS Corp. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	872,000	849,614

D.R. Horton, Inc. company guaranty sr. unsec. sub. notes
5.75%, 8/15/23	425,000	471,750

Dollar General Corp. sr. unsec. sub. notes 3.25%, 4/15/23	215,000	219,803

Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.95%, 8/15/20	235,000	263,511

Expedia, Inc. 144A company guaranty sr. unsec. unsub. notes
5.00%, 2/15/26	222,000	233,007

Ford Motor Co. sr. unsec. unsub. notes 9.98%, 2/15/47	630,000	981,909

Ford Motor Co. sr. unsec. unsub. notes 7.45%, 7/16/31	122,000	160,300

Ford Motor Co. sr. unsec. unsub. notes 7.40%, 11/1/46	15,000	21,016

General Motors Co. sr. unsec. notes 6.25%, 10/2/43	265,000	303,424

General Motors Co. sr. unsec. notes 5.20%, 4/1/45	150,000	152,937

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26	630,000	628,142

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25	222,000	227,110

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 3.45%, 4/10/22	301,000	304,356

Grupo Televisa SAB sr. unsec. unsub. bonds 6.625%,
1/15/40 (Mexico)	215,000	246,184

Global Income Trust 29

	Principal
CORPORATE BONDS AND NOTES (29.9%)* cont.	amount	Value

Consumer cyclicals cont.
Grupo Televisa SAB sr. unsec. unsub. notes 5.00%, 5/13/45 (Mexico)	$250,000	$236,601

Hilton Domestic Operating Co., Inc. 144A sr. unsec. sub. notes
4.25%, 9/1/24	125,000	125,313

Host Hotels & Resorts LP sr. unsec. unsub. notes 6.00%, 10/1/21 R	61,000	69,718

Host Hotels & Resorts LP sr. unsec. unsub. notes 5.25%, 3/15/22 R	29,000	32,024

Hyatt Hotels Corp. sr. unsec. unsub. notes 3.375%, 7/15/23	160,000	162,693

L Brands, Inc. company guaranty sr. unsec. notes 6.625%, 4/1/21	145,000	166,569

L Brands, Inc. company guaranty sr. unsec. sub. notes
5.625%, 2/15/22	220,000	242,000

Lear Corp. company guaranty sr. unsec. unsub. notes
5.375%, 3/15/24	225,000	240,469

O’Reilly Automotive, Inc. company guaranty sr. unsec. notes
3.85%, 6/15/23	150,000	159,688

O’Reilly Automotive, Inc. company guaranty sr. unsec. sub. notes
3.55%, 3/15/26	220,000	228,006

Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	280,000	290,868

Owens Corning company guaranty sr. unsec. sub. notes
9.00%, 6/15/19	15,000	17,398

Priceline Group, Inc. (The) sr. unsec. notes 3.65%, 3/15/25	116,000	120,564

QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	260,000	263,756

S&P Global, Inc. company guaranty sr. unsec. unsub. notes
4.40%, 2/15/26	195,000	216,226

TEGNA, Inc. 144A company guaranty sr. unsec. unsub. notes
4.875%, 9/15/21	205,000	213,713

Time Warner, Inc. company guaranty sr. unsec. bonds
7.70%, 5/1/32	215,000	297,017

Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
2.95%, 7/15/26	160,000	157,723

Vulcan Materials Co. sr. unsec. unsub. notes 4.50%, 4/1/25	125,000	135,798

		8,812,274

Consumer staples (2.3%)

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 4.90%, 2/1/46	440,000	503,156

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 3.65%, 2/1/26	400,000	420,905

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 8.20%, 1/15/39	154,000	243,361

Bacardi, Ltd. 144A unsec. notes 4.50%, 1/15/21 (Bermuda)	230,000	249,174

CVS Pass-Through Trust sr. notes 6.036%, 12/10/28	56,386	65,430

CVS Pass-Through Trust 144A sr. mtge. notes 7.507%, 1/10/32	294,423	373,862

ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds
4.50%, 2/15/45	15,000	15,362

ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37	85,000	112,857

ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42	726,000	853,765

ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
3.85%, 11/15/24	277,000	294,130

Grupo Bimbo SAB de CV 144A company guaranty sr. unsec. notes
3.875%, 6/27/24 (Mexico)	550,000	571,799

30 Global Income Trust

	Principal
CORPORATE BONDS AND NOTES (29.9%)* cont.	amount	Value

Consumer staples cont.

Grupo Bimbo SAB de CV 144A company guaranty sr. unsec. unsub.
notes 4.875%, 6/27/44 (Mexico)	$500,000	$493,783

Kraft Foods Group, Inc. company guaranty sr. unsec. unsub. notes
6.50%, 2/9/40	589,000	768,216

Kraft Heinz Foods Co. company guaranty sr. unsec. bonds
4.375%, 6/1/46	290,000	294,113

Newell Brands, Inc. sr. unsec. unsub. notes 4.20%, 4/1/26	575,000	621,295

Walgreens Boots Alliance, Inc. sr. unsec. bonds 3.45%, 6/1/26	385,000	392,435

		6,273,643

Energy (3.5%)

Anadarko Petroleum Corp. sr. unsec. notes 6.45%, 9/15/36	165,000	195,802

Anadarko Petroleum Corp. sr. unsec. unsub. notes 5.55%, 3/15/26	10,000	11,373

BG Energy Capital PLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 10/15/21 (United Kingdom)	200,000	217,637

BP Capital Markets PLC company guaranty sr. unsec. bonds
3.119%, 5/4/26 (United Kingdom)	310,000	315,232

Devon Energy Corp. sr. unsec. unsub. notes 3.25%, 5/15/22	152,000	152,614

EQT Midstream Partners LP company guaranty sr. unsec. sub.
notes 4.00%, 8/1/24	405,000	400,082

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes
7.875%, 9/15/31	185,000	236,134

Lukoil International Finance BV 144A company guaranty sr. unsec.
notes 4.563%, 4/24/23 (Russia)	310,000	313,488

Marathon Petroleum Corp. sr. unsec. unsub. notes 6.50%, 3/1/41	45,000	48,573

Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 6.05%, 3/1/41	160,000	92,800

Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%,
5/20/23 (Indonesia)	200,000	207,281

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	2,110,000	2,075,713

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.375%, 1/27/21 (Brazil)	225,000	222,795

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 4.875%, 3/17/20 (Brazil)	74,000	74,537

Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5.375%, 4/12/27 (Venezuela)	30,000	10,873

Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6.00%, 11/15/26 (Venezuela)	155,000	57,578

Petroleos Mexicanos company guaranty sr. unsec. unsub. bonds
5.625%, 1/23/46 (Mexico)	315,000	272,396

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
5.50%, 1/21/21 (Mexico)	625,000	664,707

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.50%, 1/23/26 (Mexico)	1,385,000	1,337,910

Pride International, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 8/15/40	425,000	340,000

Sabine Pass Liquefaction, LLC 144A sr. bonds 5.00%, 3/15/27	800,000	814,000

Spectra Energy Capital, LLC company guaranty sr. unsec. notes
5.65%, 3/1/20	20,000	21,625

Spectra Energy Capital, LLC company guaranty sr. unsec. sub.
notes 6.20%, 4/15/18	75,000	79,110

Global Income Trust 31

	Principal
CORPORATE BONDS AND NOTES (29.9%)* cont.	amount	Value

Energy cont.

Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	$180,000	$178,844

Statoil ASA company guaranty sr. unsec. notes 5.10%,
8/17/40 (Norway)	165,000	192,595

Williams Partners LP sr. unsec. notes 5.25%, 3/15/20	460,000	497,532

Williams Partners LP sr. unsec. sub. notes 4.30%, 3/4/24	45,000	46,240

Williams Partners LP sr. unsec. sub. notes 3.60%, 3/15/22	155,000	157,764

Williams Partners LP/ACMP Finance Corp. sr. unsec. sub. notes
4.875%, 3/15/24	208,000	213,238

		9,448,473

Financials (10.3%)

Aflac, Inc. sr. unsec. notes 6.45%, 8/15/40	108,000	142,746

Aflac, Inc. sr. unsec. unsub. notes 6.90%, 12/17/39	295,000	401,845

Air Lease Corp. sr. unsec. notes 3.75%, 2/1/22	125,000	131,537

Air Lease Corp. sr. unsec. unsub. notes 3.375%, 6/1/21	435,000	447,570

Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	425,000	435,094

American Express Co. jr. unsec. sub. FRN Ser. C, 4.90%,
perpetual maturity	215,000	211,413

American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	414,000	554,510

Aon PLC company guaranty sr. unsec. unsub. notes
4.25%, 12/12/42	545,000	525,060

AXA SA 144A jr. unsec. sub. FRN 6.463%, perpetual
maturity (France)	485,000	505,710

Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	460,000	499,100

Barclays Bank PLC unsec. sub. notes 7.625%, 11/21/22
(United Kingdom)	220,000	245,575

BBVA International Preferred SAU company guaranty jr. unsec.
sub. FRB 5.919%, perpetual maturity (Spain)	195,000	195,488

Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.30%, 5/15/43	335,000	366,980

BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	405,000	421,045

BNP Paribas SA 144A jr. unsec. sub. FRN 7.195%, perpetual
maturity (France)	300,000	338,625

BPCE SA 144A unsec. sub. notes 5.70%, 10/22/23 (France)	210,000	227,528

BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	215,000	226,095

Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	320,000	345,926

Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	150,000	155,757

CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	156,000	166,779

CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	354,000	370,221

Citigroup, Inc. jr. unsec. sub. FRB Ser. B, 5.90%, perpetual maturity	152,000	158,308

Citigroup, Inc. jr. unsec. sub. FRB Ser. P, 5.95%, perpetual maturity	148,000	151,330

Citigroup, Inc. jr. unsec. sub. FRN 5.875%, perpetual maturity	59,000	59,885

CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	220,000	222,200

Commerzbank AG 144A unsec. sub. notes 8.125%,
9/19/23 (Germany)	320,000	367,872

Cooperatieve Rabobank UA 144A jr. unsec. sub. FRN 11.00%,
perpetual maturity (Netherlands)	865,000	1,042,239

32 Global Income Trust

	Principal
CORPORATE BONDS AND NOTES (29.9%)* cont.	amount	Value

Financials cont.

Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)	$200,000	$193,250

Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31	1,000,000	1,188,750

Duke Realty LP company guaranty sr. unsec. unsub. notes
3.875%, 2/15/21 R	150,000	159,128

EPR Properties company guaranty sr. unsec. sub. notes
5.25%, 7/15/23 R	285,000	304,455

Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	116,000	111,963

GE Capital International Funding Co. Unlimited Co. company
guaranty sr. unsec. bonds 4.418%, 11/15/35 (Ireland)	484,000	527,926

Goldman Sachs Group, Inc. (The) unsec. sub. notes 6.75%, 10/1/37	11,000	13,849

Hartford Financial Services Group, Inc. (The) jr. unsec. sub. FRB
8.125%, 6/15/38	220,000	240,900

Healthcare Realty Trust, Inc. sr. unsec. unsub. notes
3.875%, 5/1/25 R	155,000	157,752

Hospitality Properties Trust sr. unsec. unsub. notes
4.50%, 3/15/25 R	160,000	161,866

HSBC Bank USA, NA unsec. sub. notes 7.00%, 1/15/39	250,000	331,843

HSBC Capital Funding LP 144A company guaranty jr. unsec. sub.
FRB 10.176%, perpetual maturity (Jersey)	570,000	860,700

HSBC Holdings PLC jr. unsec. sub. FRB 6.875%, perpetual maturity
(United Kingdom)	200,000	210,500

ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23 (Netherlands)	1,031,000	1,162,693

International Lease Finance Corp. sr. unsec. unsub. notes
6.25%, 5/15/19	220,000	237,600

JPMorgan Chase & Co. sr. unsec. notes Ser. MTN, 2.295%, 8/15/21	325,000	325,255

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub.
bonds 7.80%, 3/15/37	650,000	763,750

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub.
FRN 7.00%, 3/15/37	265,000	230,550

Lloyds Banking Group PLC 144A jr. unsec. sub. FRN 6.657%,
perpetual maturity (United Kingdom)	530,000	589,625

Lloyds Banking Group PLC 144A unsec. sub. notes 5.30%, 12/1/45
(United Kingdom)	342,000	361,004

Massachusetts Mutual Life Insurance Co. 144A unsec. sub. notes
8.875%, 6/1/39	635,000	980,768

MetLife Capital Trust IV 144A jr. unsec. sub. notes 7.875%, 12/15/37	330,000	422,400

Mid-America Apartments LP sr. unsec. notes 4.30%, 10/15/23 R	155,000	166,804

Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%,
3/1/26 (Japan)	240,000	257,779

OneAmerica Financial Partners, Inc. 144A sr. unsec. notes
7.00%, 10/15/33	30,000	34,025

Peachtree Corners Funding Trust 144A company guaranty sr.
unsec. unsub. bonds 3.976%, 2/15/25	100,000	100,362

Primerica, Inc. sr. unsec. notes 4.75%, 7/15/22	90,000	97,638

Progressive Corp. (The) jr. unsec. sub. FRN 6.70%, 6/15/37	445,000	439,438

Prudential Financial, Inc. jr. unsec. sub. FRN 5.625%, 6/15/43	90,000	96,975

Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	268,000	274,365

Prudential Financial, Inc. sr. unsec. notes 6.625%, 6/21/40	85,000	111,556

Realty Income Corp. sr. unsec. notes 4.65%, 8/1/23 R	80,000	87,826

Global Income Trust 33

	Principal
CORPORATE BONDS AND NOTES (29.9%)* cont.	amount	Value

Financials cont.

Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	$245,000	$265,652

Santander Issuances SAU company guaranty unsec. sub. notes
5.179%, 11/19/25 (Spain)	200,000	206,476

Santander UK PLC 144A unsec. sub. notes 5.00%, 11/7/23
(United Kingdom)	470,000	487,587

Sberbank of Russia Via SB Capital SA 144A sr. unsec. notes 6.125%,
2/7/22 (Russia)	275,000	298,719

Sberbank of Russia Via SB Capital SA 144A sr. unsec. unsub. notes
4.95%, 2/7/17 (Russia)	450,000	452,813

State Street Capital Trust IV company guaranty jr. unsec. sub. FRB
1.85%, 6/15/37	550,000	472,235

Teachers Insurance & Annuity Association of America 144A unsec.
sub. notes 6.85%, 12/16/39	210,000	282,565

TIERS Trust/United States 144A sr. bonds stepped-coupon zero %
(8.125%, 9/15/17), 3/15/46 ††	520,000	525,200

Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)	401,000	400,561

Travelers Property Casualty Corp. company guaranty sr. unsec.
unsub. bonds 7.75%, 4/15/26	170,000	228,120

UBS Group AG jr. unsec. sub. FRN 6.875%, perpetual
maturity (Switzerland)	300,000	296,880

UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 4.125%, 4/15/26 (Jersey)	579,000	605,313

VEREIT Operating Partnership LP company guaranty sr. unsec.
notes 4.60%, 2/6/24 R	465,000	481,275

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.80%, 11/22/25 (Russia)	500,000	535,025

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6.875%,
5/29/18 (Russia)	699,000	737,109

Wells Fargo Bank, NA unsec. sub. notes Ser. BKNT, 6.60%, 1/15/38	276,000	367,202

Willis Towers Watson PLC company guaranty sr. unsec. unsub.
notes 5.75%, 3/15/21	405,000	452,858

WP Carey, Inc. sr. unsec. unsub. notes 4.60%, 4/1/24 R	622,000	647,965

ZFS Finance USA Trust V 144A jr. unsec. sub. FRB 6.50%, 5/9/37	300,000	304,125

		28,167,413

Health care (0.8%)

AbbVie, Inc. sr. unsec. notes 3.60%, 5/14/25	44,000	44,868

Aetna, Inc. sr. unsec. notes 6.75%, 12/15/37	56,000	75,098

Fresenius Medical Care US Finance II, Inc. 144A company guaranty
sr. unsec. sub. notes 5.625%, 7/31/19	120,000	129,900

Fresenius Medical Care US Finance, Inc. 144A company guaranty
sr. unsec. unsub. notes 5.75%, 2/15/21	135,000	150,863

HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	110,000	114,950

HCA, Inc. company guaranty sr. sub. notes 5.00%, 3/15/24	75,000	78,113

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4.50%, 4/1/27 R	180,000	179,100

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95%, 4/1/24 R	100,000	104,321

Quest Diagnostics, Inc. company guaranty sr. unsec. notes
4.75%, 1/30/20	28,000	30,375

34 Global Income Trust

		Principal
CORPORATE BONDS AND NOTES (29.9%)* cont.		amount	Value

Health care cont.

Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 3.20%, 9/23/26 (Ireland)		$600,000	$589,996

Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. unsub. bonds 3.15%, 10/1/26 (Netherlands)		641,000	623,396

			2,120,980

Supra-Nation (1.5%)

European Investment Bank sr. unsec. unsub. bonds 5.625%,
6/7/32 (Supra-Nation)	GBP	1,900,000	3,480,529

European Investment Bank sr. unsec. unsub. notes Ser. EMTN,
4.125%, 4/15/24 (Supra-Nation)	EUR	450,000	650,974

			4,131,503

Technology (1.3%)

Apple, Inc. sr. unsec. notes 3.45%, 5/6/24		$435,000	464,224

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24		490,000	536,773

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46		146,000	176,907

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. notes
5.45%, 6/15/23		742,000	794,577

Fidelity National Information Services, Inc. company guaranty sr.
unsec. unsub. notes 5.00%, 3/15/22		230,000	238,054

Jabil Circuit, Inc. sr. unsec. sub. notes 8.25%, 3/15/18		100,000	108,000

Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26		225,000	220,678

Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26		885,000	872,988

			3,412,201

Transportation (0.5%)

Burlington Northern Santa Fe, LLC sr. unsec. notes 5.40%, 6/1/41		295,000	362,014

Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes
5.75%, 5/1/40		10,000	12,726

Continental Airlines, Inc. pass-through certificates Ser. 97-4A,
6.90%, 1/2/18		15,016	15,195

Continental Airlines, Inc. pass-through certificates Ser. 98-1A,
6.648%, 9/15/17		25,420	25,863

Delta Air Lines, Inc. sr. notes Ser. A, 7.75%, 12/17/19		38,399	43,487

Norfolk Southern Corp. sr. unsec. unsub. bonds 6.00%, 5/23/11		140,000	164,585

Penske Truck Leasing Co. Lp/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26		359,000	358,598

Southwest Airlines Co. 2007-1 Pass Through Trust pass-through
certificates Ser. 07-1, 6.15%, 8/1/22		149,486	168,172

United Airlines 2014-2 Class A Pass Through Trust sr. notes Ser. A,
3.75%, 9/3/26		155,483	162,869

United AirLines, Inc. pass-through certificates Ser. 07-A,
6.636%, 7/2/22		28,305	30,145

			1,343,654

Utilities and power (2.1%)

Beaver Valley II Funding Corp. sr. bonds 9.00%, 6/1/17		2,000	2,000

Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes
4.20%, 3/15/42		65,000	69,016

El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub.
notes 8.375%, 6/15/32		105,000	134,446

Global Income Trust 35

	Principal
CORPORATE BONDS AND NOTES (29.9%)* cont.	amount	Value

Utilities and power cont.

Emera US Finance LP 144A company guaranty sr. unsec. notes
3.55%, 6/15/26	$263,000	$268,625

Energy Transfer Equity LP sr. sub. notes 5.875%, 1/15/24	130,000	132,129

Energy Transfer Partners LP sr. unsec. unsub. notes 6.50%, 2/1/42	515,000	552,600

Energy Transfer Partners LP sr. unsec. unsub. notes 5.20%, 2/1/22	210,000	229,996

FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes
5.45%, 7/15/44	830,000	915,782

Iberdrola International BV company guaranty sr. unsec. unsub.
bonds 6.75%, 7/15/36 (Spain)	155,000	201,648

ITC Holdings Corp. 144A sr. unsec. notes 6.05%, 1/31/18	125,000	131,454

Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	312,000	312,542

Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 3.50%, 3/1/21	40,000	41,015

Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.05%, 12/1/19	95,000	97,340

Oncor Electric Delivery Co., LLC sr. notes 4.10%, 6/1/22	270,000	295,858

Puget Sound Energy, Inc. jr. unsec. sub. FRN Ser. A, 6.974%, 6/1/67	240,000	204,300

Texas Gas Transmission, LLC 144A sr. unsec. notes 4.50%, 2/1/21	369,000	384,509

Texas-New Mexico Power Co. 144A 1st sr. bonds Ser. A,
9 1/2%, 4/1/19	530,000	606,002

TransCanada PipeLines, Ltd. jr. unsec. sub. FRN 6.35%,
5/15/67 (Canada)	340,000	272,000

WEC Energy Group jr. unsec. sub. FRN 6.25%, 5/15/67	830,000	726,250

		5,577,512

Total corporate bonds and notes (cost $77,524,018)		$81,079,899

	Principal
MORTGAGE-BACKED SECURITIES (22.3%)*	amount	Value

Agency collateralized mortgage obligations (7.7%)

Bellemeade Re Ltd. 144A FRB Ser. 15-1A, Class M1, 3.034%,
7/25/25 (Bermuda)	$120,277	$120,652

Federal Home Loan Mortgage Corporation

IFB Ser. 3408, Class EK, 23.642%, 4/15/37	16,858	28,214

IFB Ser. 3072, Class SM, 21.837%, 11/15/35	52,647	83,122

IFB Ser. 3249, Class PS, 20.511%, 12/15/36	32,475	49,323

IFB Ser. 3065, Class DC, 18.256%, 3/15/35	67,615	104,787

IFB Ser. 2990, Class LB, 15.579%, 6/15/34	46,010	58,659

Ser. 3707, Class PI, IO, 4.50%, 7/15/25	230,750	21,907

Ser. 4355, Class DI, IO, 4.00%, 3/15/44	2,485,969	213,793

Ser. 4193, Class PI, IO, 4.00%, 3/15/43	1,604,421	235,564

Ser. 4369, Class IA, IO, 3.50%, 7/15/44	2,060,099	283,264

Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class M2,
3.134%, 12/25/27	320,000	326,419

Ser. 4141, Class PI, IO, 3.00%, 12/15/42	2,838,869	313,042

Ser. 4165, Class TI, IO, 3.00%, 12/15/42	7,208,538	738,154

Ser. 4206, Class IP, IO, 3.00%, 12/15/41	2,360,738	253,502

Ser. 3300, PO, zero %, 2/15/37	4,454	3,962

Ser. 3326, Class WF, zero %, 10/15/35	1,810	1,439

36 Global Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (22.3%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

Federal National Mortgage Association

IFB Ser. 06-8, Class HP, 22.609%, 3/25/36	$42,559	$72,430

IFB Ser. 07-53, Class SP, 22.242%, 6/25/37	44,623	71,340

IFB Ser. 05-75, Class GS, 18.648%, 8/25/35	34,903	48,841

IFB Ser. 10-46, Class SB, IO, 5.916%, 5/25/40	504,656	91,938

IFB Ser. 12-103, Class LS, IO, 5.466%, 9/25/42	2,523,969	444,850

Ser. 421, Class C6, IO, 4.00%, 5/25/45	1,342,003	206,903

Ser. 409, Class C16, IO, 4.00%, 11/25/40	712,329	100,296

Ser. 12-124, Class JI, IO, 3.50%, 11/25/42	1,721,322	210,466

Ser. 13-55, Class IK, IO, 3.00%, 4/25/43	1,596,948	167,041

Ser. 13-1, Class MI, IO, 3.00%, 1/25/43	1,819,188	162,326

Ser. 13-35, Class IP, IO, 3.00%, 6/25/42	3,817,043	333,991

Ser. 13-55, Class PI, IO, 3.00%, 5/25/42	3,818,215	312,025

Ser. 13-23, Class PI, IO, 3.00%, 10/25/41	4,855,760	337,427

Ser. 14-28, Class AI, IO, 3.00%, 3/25/40	2,990,621	267,287

Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M1,
1.884%, 1/25/29	422,799	424,073

FRB Ser. 03-W10, Class 1, IO, 0.621%, 6/25/43	412,750	5,224

Ser. 07-64, Class LO, PO, zero %, 7/25/37	6,406	6,046

Government National Mortgage Association

IFB Ser. 13-124, Class BS, IO, 6.124%, 8/20/38	3,538,608	521,945

Ser. 16-75, Class LI, IO, 6.00%, 1/20/40	1,897,807	436,496

IFB Ser. 10-171, Class SB, IO, 5.915%, 12/16/40	1,576,542	279,095

Ser. 14-76, IO, 5.00%, 5/20/44	1,085,092	206,627

Ser. 14-25, Class QI, IO, 5.00%, 1/20/44	2,212,033	368,434

Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	362,486	66,933

Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	742,764	135,149

Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	235,835	43,750

Ser. 15-80, Class IA, IO, 4.50%, 6/20/45	2,695,658	463,252

Ser. 13-182, Class IQ, IO, 4.50%, 12/16/43	2,097,338	374,899

Ser. 12-91, Class IN, IO, 4.50%, 5/20/42	2,978,894	558,543

Ser. 11-18, Class PI, IO, 4.50%, 8/20/40	955,877	108,024

Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	1,732,824	274,653

Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	1,262,686	210,500

Ser. 10-103, Class DI, IO, 4.50%, 12/20/38	769,186	31,963

Ser. 16-19, Class PI, IO, 4.00%, 2/20/46	2,461,510	359,134

Ser. 16-47, Class CI, IO, 4.00%, 9/20/45	4,918,477	654,207

Ser. 15-64, Class IG, IO, 4.00%, 5/20/45	2,366,077	432,826

Ser. 15-40, IO, 4.00%, 3/20/45	1,739,184	348,124

Ser. 14-116, Class IL, IO, 4.00%, 8/20/44	2,653,957	351,649

Ser. 13-24, Class PI, IO, 4.00%, 11/20/42	740,114	108,129

Ser. 15-94, Class NI, IO, 4.00%, 12/20/41	4,894,817	444,654

Ser. 16-83, Class PI, IO, 3.50%, 6/20/45	3,360,702	548,527

Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	1,262,319	145,507

Ser. 12-136, Class BI, IO, 3.50%, 11/20/42	1,830,097	321,731

Ser. 14-102, Class IG, IO, 3.50%, 3/16/41	1,950,365	218,724

Ser. 13-90, Class HI, IO, 3.50%, 4/20/40	2,154,064	97,514

Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	2,313,539	233,459

Ser. 15-124, Class DI, IO, 3.50%, 1/20/38	1,436,246	183,442

Global Income Trust 37

		Principal
MORTGAGE-BACKED SECURITIES (22.3%)* cont.		amount	Value

Agency collateralized mortgage obligations cont.

Government National Mortgage Association

Ser. 13-53, Class PI, IO, 3.00%, 4/20/41		$3,887,826	$308,616

Ser. 14-115, Class QI, IO, 3.00%, 3/20/29		3,258,848	291,634

Ser. 16-H23, Class NI, IO, 2.83%, 10/20/66		4,682,000	695,745

Ser. 16-H15, Class AI, IO, 2.634%, 7/20/66		5,800,221	791,150

Ser. 16-H16, Class EI, IO, 2.167%, 6/20/66		3,858,997	500,512

Ser. 15-H26, Class DI, IO, 2.142%, 10/20/65		3,155,723	387,207

Ser. 15-H09, Class AI, IO, 2.049%, 4/20/65		6,945,254	750,087

Ser. 14-H21, Class AI, IO, 1.963%, 10/20/64		3,395,809	362,672

Ser. 15-H03, Class DI, IO, 1.857%, 1/20/65		5,842,352	647,333

Ser. 16-H07, Class HI, IO, 1.752%, 2/20/66		4,330,680	475,743

Ser. 15-H26, Class EI, IO, 1.723%, 10/20/65		3,599,159	366,034

Ser. 15-H25, Class AI, IO, 1.615%, 9/20/65		3,676,098	331,584

Ser. 14-H12, Class BI, IO, 1.544%, 5/20/64		4,423,994	354,804

			20,889,318

Commercial mortgage-backed securities (10.7%)

Banc of America Commercial Mortgage Trust 144A FRB Ser. 07-5,
Class XW, IO, 0.343%, 2/10/51		5,375,641	12,800

Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-4, Class XC, IO, 0.035%, 7/10/42		32,402	17

Bayview Commercial Asset Trust 144A

Ser. 06-CD1A, IO, zero %, 7/25/23	CAD	1,656,799	1

Ser. 07-CD1A, IO, zero %, 3/25/21	CAD	505,026	1

Bear Stearns Commercial Mortgage Securities Trust 144A

FRB Ser. 06-PW11, Class B, 5.436%, 3/11/39		$959,000	431,550

FRB Ser. 06-PW11, Class C, 5.436%, 3/11/39		403,000	100,750

FRB Ser. 06-PW14, Class X1, IO, 0.583%, 12/11/38		2,057,805	28,274

CD Mortgage Trust 144A FRB Ser. 07-CD5, Class XS, IO,
0.148%, 11/15/44		3,541,397	2,675

CFCRE Commercial Mortgage Trust 144A

FRB Ser. 11-C1, Class E, 6.18%, 4/15/44		363,000	191,047

FRB Ser. 11-C2, Class E, 5.741%, 12/15/47		1,053,000	1,064,163

Citigroup Commercial Mortgage Trust

FRB Ser. 13-GC17, Class C, 5.104%, 11/10/46		433,000	465,893

Ser. 14-GC21, Class AS, 4.026%, 5/10/47		749,000	798,973

Citigroup Commercial Mortgage Trust 144A FRB Ser. 06-C5,
Class XC, IO, 0.513%, 10/15/49		7,058,460	3,035

COMM Mortgage Pass-Through Certificates FRB Ser. 12-CR3,
Class XA, IO, 2.079%, 10/15/45		2,760,110	220,062

COMM Mortgage Trust

Ser. 07-C9, Class AJ, 5.65%, 12/10/49		921,000	925,605

FRB Ser. 14-CR18, Class C, 4.737%, 7/15/47		1,199,000	1,259,550

FRB Ser. 12-CR1, Class XA, IO, 2.026%, 5/15/45		3,177,182	240,866

FRB Ser. 14-UBS6, Class XA, IO, 1.057%, 12/10/47		10,409,889	588,159

COMM Mortgage Trust 144A

Ser. 13-LC13, Class AM, 4.557%, 8/10/46		313,000	346,522

Ser. 13-LC13, Class E, 3.719%, 8/10/46		489,000	342,838

Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 07-C2,
Class AX, IO, 0.072%, 1/15/49		6,440,349	580

38 Global Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (22.3%)* cont.	amount	Value

Commercial mortgage-backed securities cont.

Credit Suisse First Boston Mortgage Securities Corp. 144A

Ser. 98-C1, Class F, 6.00%, 5/17/40	$47,664	$49,570

FRB Ser. 03-C3, Class AX, IO, 1.994%, 5/15/38	73,661	1

Credit Suisse Mortgage Capital Certificates 144A FRB Ser. 06-C4,
Class AX, IO, 0.326%, 9/15/39	668,128	4

DBUBS Mortgage Trust 144A

FRB Ser. 11-LC2A, Class D, 5.542%, 7/10/44	189,000	194,119

FRB Ser. 11-LC3A, Class D, 5.345%, 8/10/44	545,000	562,767

GE Capital Commercial Mortgage Corp. Trust FRB Ser. 06-C1,
Class AJ, 5.309%, 3/10/44	197,641	194,479

GE Commercial Mortgage Corp. Trust 144A FRB Ser. 07-C1,
Class XC, IO, 0.20%, 12/10/49	23,808,325	34,615

GS Mortgage Securities Corp. II FRB Ser. 13-GC10, Class XA, IO,
1.599%, 2/10/46	7,568,538	571,122

GS Mortgage Securities Corp. II 144A

FRB Ser. 13-GC10, Class D, 4.41%, 2/10/46	983,000	901,313

FRB Ser. 13-GC10, Class E, 4.41%, 2/10/46	650,000	485,420

GS Mortgage Securities Trust FRB Ser. 13-GC12, Class C,
4.179%, 6/10/46	319,000	314,375

GS Mortgage Securities Trust 144A

FRB Ser. 12-GC6, Class D, 5.654%, 1/10/45	771,000	765,218

FRB Ser. 11-GC3, Class D, 5.633%, 3/10/44 F	615,000	638,219

FRB Ser. 14-GC26, Class D, 4.511%, 11/10/47	328,000	263,837

JPMBB Commercial Mortgage Securities Trust FRB Ser. 13-C12,
Class XA, IO, 0.772%, 7/15/45	25,230,317	668,603

JPMorgan Chase Commercial Mortgage Securities Corp. 144A FRB
Ser. 12-LC9, Class D, 4.415%, 12/15/47	251,000	248,540

JPMorgan Chase Commercial Mortgage Securities Trust

FRB Ser. 07-CB20, Class AJ, 6.079%, 2/12/51	144,000	143,813

FRB Ser. 06-LDP7, Class B, 5.925%, 4/17/45	914,000	167,719

Ser. 07-LDPX, Class A3, 5.42%, 1/15/49	176,900	177,813

Ser. 13-C10, Class AS, 3.372%, 12/15/47	299,000	309,761

FRB Ser. 13-LC11, Class XA, IO, 1.524%, 4/15/46	5,421,044	342,610

FRB Ser. 13-C16, Class XA, IO, 1.127%, 12/15/46	12,064,707	598,745

FRB Ser. 06-CB17, Class X, IO, 0.531%, 12/12/43	4,444,621	16,138

FRB Ser. 06-LDP8, Class X, IO, 0.338%, 5/15/45	211,471	2

FRB Ser. 07-LDPX, Class X, IO, 0.261%, 1/15/49	9,066,976	36,972

JPMorgan Chase Commercial Mortgage Securities Trust 144A

FRB Ser. 07-CB20, Class C, 6.179%, 2/12/51	401,000	352,880

FRB Ser. 12-C6, Class E, 5.191%, 5/15/45	1,313,000	1,248,532

FRB Ser. 12-C8, Class D, 4.66%, 10/15/45	1,932,000	1,867,662

FRB Ser. 07-CB20, Class X1, IO, 0.313%, 2/12/51	4,991,991	11,261

LB Commercial Mortgage Trust 144A Ser. 98-C4, Class J,
5.60%, 10/15/35	119,000	122,249

LB-UBS Commercial Mortgage Trust FRB Ser. 07-C2, Class XW, IO,
0.451%, 2/15/40	575,839	836

LB-UBS Commercial Mortgage Trust 144A

FRB Ser. 06-C6, Class XCL, IO, 0.506%, 9/15/39	4,043,263	43,030

FRB Ser. 07-C2, Class XCL, IO, 0.451%, 2/15/40	3,690,661	5,358

FRB Ser. 05-C2, Class XCL, IO, 0.195%, 4/15/40	47,369	3

Global Income Trust 39

	Principal
MORTGAGE-BACKED SECURITIES (22.3%)* cont.	amount	Value

Commercial mortgage-backed securities cont.

LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class C,
3.261%, 4/20/48	$373,000	$324,051

Mezz Cap Commercial Mortgage Trust 144A FRB Ser. 07-C5, Class X,
IO, 5.449%, 12/15/49	76,291	4,638

Morgan Stanley Bank of America Merrill Lynch Trust Ser. 12-C5,
Class AS, 3.792%, 8/15/45	708,000	752,462

Morgan Stanley Bank of America Merrill Lynch Trust 144A

Ser. 15-C24, Class D, 3.257%, 5/15/48	1,024,000	669,574

FRB Ser. 12-C6, Class XA, IO, 2.033%, 11/15/45	8,406,592	521,209

Morgan Stanley Capital I Trust

FRB Ser. 07-T27, Class AJ, 5.642%, 6/11/42	584,000	570,977

Ser. 07-HQ11, Class C, 5.558%, 2/12/44	477,000	286,200

Ser. 07-T25, Class A3, 5.514%, 11/12/49	34,515	34,482

Ser. 07-HQ11, Class AJ, 5.508%, 2/12/44	458,000	452,596

Morgan Stanley Capital I Trust 144A

FRB Ser. 11-C3, Class D, 5.155%, 7/15/49	582,000	606,037

FRB Ser. 05-HQ5, Class X1, IO, 0.019%, 1/14/42	1,294,537	401

Morgan Stanley Capital I, Inc. 144A FRB Ser. 04-RR, Class F7,
6.00%, 4/28/39	115,610	105,483

UBS-Barclays Commercial Mortgage Trust 144A FRB Ser. 12-C4,
Class XA, IO, 1.767%, 12/10/45	4,865,311	365,511

Wachovia Bank Commercial Mortgage Trust

FRB Ser. 05-C21, Class D, 5.288%, 10/15/44	357,000	355,971

FRB Ser. 07-C34, IO, 0.294%, 5/15/46	1,705,959	3,412

Wells Fargo Commercial Mortgage Trust FRB Ser. 13-LC12, Class C,
4.297%, 7/15/46	363,000	374,362

WF-RBS Commercial Mortgage Trust

Ser. 14-C19, Class C, 4.646%, 3/15/47	446,000	459,603

Ser. 13-C18, Class AS, 4.387%, 12/15/46	765,000	839,695

Ser. 13-UBS1, Class AS, 4.306%, 3/15/46	476,000	519,925

Ser. 13-C11, Class AS, 3.311%, 3/15/45	445,000	462,244

FRB Ser. 13-C14, Class XA, IO, 0.866%, 6/15/46	12,844,180	517,235

WF-RBS Commercial Mortgage Trust 144A

FRB Ser. 11-C5, Class E, 5.678%, 11/15/44	453,000	461,607

FRB Ser. 11-C2, Class D, 5.602%, 2/15/44	55,000	57,145

Ser. 11-C4, Class E, 5.265%, 6/15/44	861,000	866,252

FRB Ser. 13-C15, Class D, 4.48%, 8/15/46	221,000	200,115

FRB Ser. 12-C10, Class D, 4.453%, 12/15/45	298,000	278,164

FRB Ser. 12-C10, Class XA, IO, 1.71%, 12/15/45	6,109,278	449,460

FRB Ser. 13-C12, Class XA, IO, 1.384%, 3/15/48	1,298,995	75,116

		28,974,874

Residential mortgage-backed securities (non-agency) (3.9%)

BCAP, LLC Trust 144A FRB Ser. 14-RR1, Class 2A2, 2.549%, 1/26/36	1,000,000	750,635

Bear Stearns Asset Backed Securities I Trust FRB Ser. 04-FR3,
Class M6, 5.409%, 9/25/34	12,196	6,949

Countrywide Alternative Loan Trust

FRB Ser. 06-OA10, Class 1A1, 1.483%, 8/25/46	431,188	313,356

FRB Ser. 06-OA7, Class 1A2, 1.463%, 6/25/46	905,121	744,462

FRB Ser. 06-OA10, Class 4A1, 0.724%, 8/25/46	790,755	574,681

40 Global Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (22.3%)* cont.	amount	Value

Residential mortgage-backed securities (non-agency) cont.

Federal Home Loan Mortgage Corporation

Structured Agency Credit Risk Debt FRN Ser. 16-HQA1, Class M3,
6.884%, 9/25/28	$370,000	$413,098

Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3,
5.684%, 11/25/28	250,000	263,334

Federal National Mortgage Association

Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
6.434%, 10/25/28	548,000	590,087

Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
6.234%, 4/25/28	560,000	597,150

Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
6.084%, 4/25/28	735,000	782,158

Connecticut Avenue Securities FRB Ser. 15-C03, Class 1M2,
5.534%, 7/25/25	325,000	341,053

Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
5.534%, 7/25/25	20,000	21,222

Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2,
4.984%, 1/25/29	480,000	493,530

Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
4.534%, 5/25/25	30,000	31,033

MASTR Adjustable Rate Mortgages Trust FRB Ser. 04-13, Class 3A7,
3.048%, 11/21/34	267,494	272,760

Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
0.598%, 8/26/47	170,000	127,500

Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR1,
Class 2A1, 0.714%, 1/25/37	341,911	285,202

WaMu Mortgage Pass-Through Certificates Trust

FRB Ser. 05-AR9, Class A1C3, 1.494%, 7/25/45	869,364	805,900

FRB Ser. 05-AR1, Class A1B, 1.314%, 1/25/45	297,788	268,009

FRB Ser. 05-AR19, Class A1C3, 1.034%, 12/25/45	691,402	624,336

FRB Ser. 05-AR13, Class A1C3, 1.024%, 10/25/45	1,906,587	1,636,510

FRB Ser. 05-AR2, Class 2A1B, 0.904%, 1/25/45	693,446	630,342

		10,573,307

Total mortgage-backed securities (cost $63,404,047)		$60,437,499

	Principal
MUNICIPAL BONDS AND NOTES (0.2%)*	amount	Value

CA State G.O. Bonds (Build America Bonds), 7.50%, 4/1/34	$100,000	$147,531

North TX, Tollway Auth. Rev. Bonds (Build America Bonds),
6.718%, 1/1/49	95,000	142,121

OH State U. Rev. Bonds (Build America Bonds), 4.91%, 6/1/40	115,000	141,088

Total municipal bonds and not es (cost $310,624)		$430,740

Global Income Trust 41

	Expiration
	date/strike	Contract
PURCHASED OPTIONS OUTSTANDING (0.1%)*	price	amount	Value

Federal National Mortgage Association 30 yr 2.50% TBA
commitments (Put)	Jan-17/$100.77	$7,000,000	$108,486

Federal National Mortgage Association 30 yr 2.50% TBA
commitments (Put)	Jan-17/100.58	7,000,000	98,595

Federal National Mortgage Association 30 yr 2.50% TBA
commitments (Put)	Jan-17/100.02	7,000,000	71,981

Federal National Mortgage Association 30 yr 2.50% TBA
commitments (Put)	Jan-17/99.83	7,000,000	64,225

Total purchased options outstanding (cost $286,562)			$343,287

PURCHASED SWAP OPTIONS OUTSTANDING (—%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Goldman Sachs International
1.023/3 month USD-LIBOR-BBA/Nov-18	Nov-16/1.023	$24,768,800	$8,917

Total purchased swap options outstanding (cost $39,630)			$8,917

	Principal amount/
SHORT-TERM INVESTMENTS (6.9%)*		shares	Value

Putnam Short Term Investment Fund 0.50% L	Shares	9,296,839	$9,296,839

State Street Institutional Liquid Reserves Fund Trust
Class 0.38% P	Shares	110,000	110,000

U.S. Treasury Bills 0.245%, 12/1/16 #Δ §		$1,447,000	1,446,792

U.S. Treasury Bills 0.294%, 11/25/16 # §		3,945,000	3,944,546

U.S. Treasury Bills 0.234%, 11/17/16 #Δ §		926,000	925,927

U.S. Treasury Bills 0.285%, 11/10/16 #Δ §		576,000	575,982

U.S. Treasury Bills 0.262%, 11/3/16 #Δ §		2,282,000	2,281,986

Total short-term investments (cost $18,581,616)			$18,582,072

TOTAL INVESTMENTS

Total investments (cost $390,264,131)			$388,104,613

Key to holding’s currency abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
USD /$	United States Dollar
ZAR	South African Rand

42 Global Income Trust

Key to holding’s abbreviations
BKNT	Bank Note
bp	Basis Points
DAC	Designated Activity Company
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
OJSC	Open Joint Stock Company
OTC	Over-the-counter
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2015 through October 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $271,174,458.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $155,736,019 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Global Income Trust 43

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	64.6%	Supra-Nation	1.1%

Japan	11.4	Canada	1.0

Germany	3.1	Brazil	0.8

France	2.6	Russia	0.8

Italy	2.5	Australia	0.7

United Kingdom	2.0	Belgium	0.5

Spain	1.5	Argentina	0.5

Mexico	1.4	Ireland	0.5

Netherlands	1.3	Other	2.6

Greece	1.1	Total	100.0%

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 10/31/16 (aggregate face value $130,883,554)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N. A.

	Australian Dollar	Buy	1/18/17	$1,858,756	$1,874,365	$(15,609)

	British Pound	Buy	12/21/16	932,070	928,626	3,444

	British Pound	Sell	12/21/16	932,070	972,392	40,322

	Canadian Dollar	Buy	1/18/17	864,198	882,812	(18,614)

	Czech Koruna	Buy	12/21/16	258,896	263,555	(4,659)

	Euro	Buy	12/21/16	3,176,947	3,244,470	(67,523)

	Hong Kong Dollar	Sell	11/16/16	669,283	669,517	234

	Japanese Yen	Buy	11/16/16	500,680	503,491	(2,811)

	Japanese Yen	Sell	11/16/16	500,680	520,539	19,859

	New Zealand Dollar	Buy	1/18/17	1,140,980	1,146,229	(5,249)

	Norwegian Krone	Sell	12/21/16	652,712	654,807	2,095

	Swedish Krona	Buy	12/21/16	675,197	650,272	24,925

Barclays Bank PLC

	Australian Dollar	Buy	1/18/17	418,810	421,743	(2,933)

	Australian Dollar	Sell	1/18/17	418,810	419,707	897

	British Pound	Buy	12/21/16	569,952	567,845	2,107

	British Pound	Sell	12/21/16	569,952	617,523	47,571

	Euro	Buy	12/21/16	1,842,731	1,884,562	(41,831)

	Japanese Yen	Buy	11/16/16	2,018,824	2,054,792	(35,968)

	Japanese Yen	Sell	11/16/16	2,018,824	2,075,701	56,877

	Swedish Krona	Buy	12/21/16	668,050	684,435	(16,385)

	Swedish Krona	Sell	12/21/16	668,050	694,053	26,003

	Swiss Franc	Buy	12/21/16	1,135,452	1,143,881	(8,429)

	Swiss Franc	Sell	12/21/16	1,136,263	1,133,630	(2,633)

44 Global Income Trust

FORWARD CURRENCY CONTRACTS at 10/31/16 (aggregate face value $130,883,554) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A.

	Australian Dollar	Buy	1/18/17	$560,489	$566,880	$(6,391)

	Brazilian Real	Sell	1/3/17	201,464	195,728	(5,736)

	British Pound	Buy	12/21/16	1,306,075	1,301,246	4,829

	British Pound	Sell	12/21/16	1,306,075	1,414,776	108,701

	Canadian Dollar	Buy	1/18/17	216,572	221,288	(4,716)

	Danish Krone	Buy	12/21/16	293,005	298,102	(5,097)

	Euro	Buy	12/21/16	1,408,921	1,441,527	(32,606)

	Japanese Yen	Buy	11/16/16	1,689	1,698	(9)

	Japanese Yen	Sell	11/16/16	1,689	1,737	48

	Malaysian Ringgit	Buy	11/16/16	852,588	881,675	(29,087)

	Mexican Peso	Sell	1/18/17	42,128	41,033	(1,095)

	New Zealand Dollar	Buy	1/18/17	896,010	894,375	1,635

	South African Rand	Sell	1/18/17	269,725	266,217	(3,508)

	Swedish Krona	Buy	12/21/16	663,099	669,308	(6,209)

	Swedish Krona	Sell	12/21/16	663,099	698,534	35,435

	Thai Baht	Buy	11/16/16	722,006	727,602	(5,596)

Credit Suisse International

	Australian Dollar	Buy	1/18/17	369,838	372,561	(2,723)

	Australian Dollar	Sell	1/18/17	369,838	370,618	780

	British Pound	Buy	12/21/16	570,565	568,445	2,120

	British Pound	Sell	12/21/16	570,565	618,417	47,852

	Canadian Dollar	Buy	1/18/17	661,129	671,167	(10,038)

	Euro	Buy	12/21/16	97,698	99,856	(2,158)

	Euro	Sell	12/21/16	97,698	96,643	(1,055)

	Hong Kong Dollar	Sell	11/16/16	669,206	669,488	282

	Japanese Yen	Buy	11/16/16	703,084	707,859	(4,775)

	Japanese Yen	Sell	11/16/16	703,084	722,824	19,740

	New Zealand Dollar	Buy	1/18/17	268,361	272,456	(4,095)

	New Zealand Dollar	Sell	1/18/17	268,361	269,802	1,441

	Swedish Krona	Buy	12/21/16	686,596	728,327	(41,731)

	Swedish Krona	Sell	12/21/16	686,596	718,302	31,706

Goldman Sachs International

	Australian Dollar	Buy	1/18/17	1,989,198	2,003,577	(14,379)

	British Pound	Buy	12/21/16	282,709	214,954	67,755

	Canadian Dollar	Buy	1/18/17	649,566	663,562	(13,996)

	Euro	Buy	12/21/16	645,269	597,859	47,410

	Indian Rupee	Buy	11/16/16	699,186	697,352	1,834

	Indian Rupee	Sell	11/16/16	699,186	699,081	(105)

	Indonesian Rupiah	Buy	11/16/16	700,713	691,018	9,695

	Indonesian Rupiah	Sell	11/16/16	700,713	696,581	(4,132)

	Japanese Yen	Buy	11/16/16	1,416,312	1,447,524	(31,212)

	Japanese Yen	Sell	11/16/16	1,416,312	1,456,558	40,246

	New Zealand Dollar	Buy	1/18/17	164,597	167,097	(2,500)

	Russian Ruble	Buy	12/21/16	698,892	671,804	27,088

Global Income Trust 45

FORWARD CURRENCY CONTRACTS at 10/31/16 (aggregate face value $130,883,554) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Goldman Sachs International cont.

	Russian Ruble	Sell	12/21/16	$671,724	$679,077	$7,353

	Swedish Krona	Buy	12/21/16	115,552	68,891	46,661

HSBC Bank USA, National Association

	Australian Dollar	Buy	1/18/17	1,746	1,759	(13)

	Australian Dollar	Sell	1/18/17	1,746	1,750	4

	British Pound	Buy	12/21/16	65,193	64,957	236

	British Pound	Sell	12/21/16	65,193	70,612	5,419

	Euro	Buy	12/21/16	430,950	438,207	(7,257)

	Euro	Sell	12/21/16	430,950	426,304	(4,646)

	Hong Kong Dollar	Sell	11/16/16	668,419	668,699	280

	Swedish Krona	Buy	12/21/16	669,803	685,252	(15,449)

	Swedish Krona	Sell	12/21/16	669,803	686,008	16,205

JPMorgan Chase Bank N.A.

	Australian Dollar	Buy	1/18/17	1,143,832	1,152,240	(8,408)

	British Pound	Buy	12/21/16	951,432	961,280	(9,848)

	British Pound	Sell	12/21/16	951,432	1,031,269	79,837

	Canadian Dollar	Buy	1/18/17	1,524,357	1,557,680	(33,323)

	Euro	Buy	12/21/16	11,399,539	11,625,316	(225,777)

	Hong Kong Dollar	Sell	11/16/16	675,099	675,408	309

	Indian Rupee	Buy	11/16/16	702,155	694,681	7,474

	Indian Rupee	Sell	11/16/16	702,155	702,438	283

	Indonesian Rupiah	Buy	11/16/16	700,702	681,136	19,566

	Indonesian Rupiah	Sell	11/16/16	700,702	705,522	4,820

	Japanese Yen	Buy	11/16/16	3,796,987	4,198,660	(401,673)

	New Zealand Dollar	Buy	1/18/17	1,728,193	1,748,959	(20,766)

	Norwegian Krone	Sell	12/21/16	2,000,452	2,038,269	37,817

	Russian Ruble	Buy	12/21/16	278,508	240,280	38,228

	Singapore Dollar	Buy	11/16/16	496,223	515,727	(19,504)

	South Korean Won	Buy	11/16/16	3,169,587	3,251,622	(82,035)

	Swedish Krona	Buy	12/21/16	224,866	164,494	60,372

	Swiss Franc	Buy	12/21/16	1,122,987	1,120,217	2,770

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	1/18/17	676,201	682,127	(5,926)

	British Pound	Buy	12/21/16	6,322,906	6,853,225	(530,319)

	British Pound	Sell	12/21/16	6,322,906	6,298,843	(24,063)

	Canadian Dollar	Buy	1/18/17	376,222	384,524	(8,302)

	Euro	Buy	12/21/16	2,587,019	2,648,287	(61,268)

	Japanese Yen	Buy	11/16/16	697,745	725,609	(27,864)

	Japanese Yen	Sell	11/16/16	697,745	727,999	30,254

	New Zealand Dollar	Sell	1/18/17	678,783	670,147	(8,636)

	Swedish Krona	Buy	12/21/16	1,335,611	1,382,210	(46,599)

	Swedish Krona	Sell	12/21/16	1,335,611	1,357,973	22,362

46 Global Income Trust

FORWARD CURRENCY CONTRACTS at 10/31/16 (aggregate face value $130,883,554) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co.

	Australian Dollar	Buy	1/18/17	$846,201	$852,269	$(6,068)

	Australian Dollar	Sell	1/18/17	846,201	848,002	1,801

	Canadian Dollar	Buy	1/18/17	410,986	419,839	(8,853)

	Euro	Buy	12/21/16	776,854	811,504	(34,650)

	Israeli Shekel	Buy	1/18/17	225,259	229,712	(4,453)

	Japanese Yen	Buy	11/16/16	749,783	754,063	(4,280)

	Japanese Yen	Sell	11/16/16	749,783	762,091	12,308

	Polish Zloty	Sell	12/21/16	1,069,377	1,068,678	(699)

	Turkish Lira	Buy	12/21/16	411,669	424,195	(12,526)

	Turkish Lira	Sell	12/21/16	411,669	416,033	4,364

UBS AG

	Australian Dollar	Buy	1/18/17	3,035,237	3,042,114	(6,877)

	Australian Dollar	Sell	1/18/17	3,035,237	3,055,925	20,688

	British Pound	Buy	12/21/16	1,013,562	1,009,818	3,744

	British Pound	Sell	12/21/16	1,013,562	1,100,043	86,481

	Canadian Dollar	Buy	1/18/17	360,033	367,746	(7,713)

	Euro	Buy	12/21/16	775,533	778,500	(2,967)

	Japanese Yen	Buy	11/16/16	672,920	682,704	(9,784)

	Japanese Yen	Sell	11/16/16	672,920	676,898	3,978

	Swedish Krona	Buy	12/21/16	662,467	693,053	(30,586)

	Swedish Krona	Sell	12/21/16	662,467	678,527	16,060

WestPac Banking Corp.

	Australian Dollar	Buy	1/18/17	980,439	987,315	(6,876)

	Australian Dollar	Sell	1/18/17	980,439	982,505	2,066

	Canadian Dollar	Buy	1/18/17	542,884	554,629	(11,745)

	Japanese Yen	Buy	11/16/16	284,968	287,430	(2,462)

	Japanese Yen	Sell	11/16/16	284,968	287,898	2,930

Total						$(940,207)

FUTURES CONTRACTS OUTSTANDING at 10/31/16

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Canadian Government Bond
10 yr (Long)	3	$323,462	Dec-16	$(2,603)

Euro-Bobl 5 yr (Short)	35	5,037,411	Dec-16	30,641

Euro-Bund 10 yr (Long)	1	178,022	Dec-16	(3,395)

Euro-Bund 10 yr (Short)	34	6,052,753	Dec-16	115,236

Euro-Buxl 30 yr (Short)	8	1,579,707	Dec-16	102,025

Euro-Schatz 2 yr (Short)	32	3,933,634	Dec-16	3,776

Japanese Government Bond
10 yr (Short)	10	14,466,482	Dec-16	(6,718)

U.K. Gilt 10 yr (Long)	20	3,068,325	Dec-16	(144,472)

U.S. Treasury Bond 30 yr (Long)	107	17,410,906	Dec-16	(779,307)

U.S. Treasury Bond Ultra 30 yr (Long)	51	8,972,813	Dec-16	(570,226)

Global Income Trust 47

FUTURES CONTRACTS OUTSTANDING at 10/31/16 cont.

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Note 2 yr (Short)	3	$654,422	Dec-16	$135

U.S. Treasury Note 5 yr (Short)	41	4,952,672	Dec-16	12,731

U.S. Treasury Note 10 yr (Long)	112	14,518,000	Dec-16	(136,723)

U.S. Treasury Note 10 yr (Short)	117	15,166,125	Dec-16	142,361

U.S. Treasury Note Ultra 10 yr (Long)	33	4,670,016	Dec-16	(38,800)

Total				$(1,275,339)

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/16 (premiums $801,697)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Goldman Sachs International
(0.6665)/3 month USD-LIBOR-BBA/Dec-17	Dec-16/0.6665	$24,768,800	$248

(1.15)/3 month USD-LIBOR-BBA/Nov-18	Nov-16/1.15	24,768,800	2,725

1.1665/3 month USD-LIBOR-BBA/Dec-17	Dec-16/1.1665	24,768,800	28,731

JPMorgan Chase Bank N.A.
(0.634)/3 month USD-LIBOR-BBA/Dec-17	Dec-16/0.634	24,768,800	25

1.134/3 month USD-LIBOR-BBA/Dec-17	Dec-16/1.134	24,768,800	33,437

(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	3,723,000	281,422

Total			$346,588

WRITTEN OPTIONS OUTSTANDING at 10/31/16 (premiums $286,562)
	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association 30 yr 2.50%
TBA commitments (Put)	Jan-17/$100.02	$7,000,000	$71,981

Federal National Mortgage Association 30 yr 2.50%
TBA commitments (Put)	Jan-17/99.83	7,000,000	64,225

Federal National Mortgage Association 30 yr 2.50%
TBA commitments (Put)	Jan-17/99.27	7,000,000	44,485

Federal National Mortgage Association 30 yr 2.50%
TBA commitments (Put)	Jan-17/99.27	7,000,000	44,485

Federal National Mortgage Association 30 yr 2.50%
TBA commitments (Put)	Jan-17/99.08	7,000,000	39,046

Federal National Mortgage Association 30 yr 2.50%
TBA commitments (Put)	Jan-17/99.08	7,000,000	39,046

Federal National Mortgage Association 30 yr 2.50%
TBA commitments (Put)	Jan-17/98.52	7,000,000	25,893

Federal National Mortgage Association 30 yr 2.50%
TBA commitments (Put)	Jan-17/98.33	7,000,000	22,449

Total			$351,610

48 Global Income Trust

TBA SALE COMMITMENTS OUTSTANDING at 10/31/16 (proceeds receivable $53,152,813)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 4.00%, 11/1/46	$4,000,000	11/14/16	$4,283,125

Federal National Mortgage Association, 3.50%, 11/1/46	30,000,000	11/14/16	31,495,629

Federal National Mortgage Association, 3.00%, 11/1/46	9,000,000	11/14/16	9,265,781

Federal National Mortgage Association, 2.50%, 11/1/46	8,000,000	11/14/16	7,985,080

Total			$53,029,615

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/16

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International

KRW	8,034,000,000	$—	11/18/18	3 month KRW-CD-	3.105%	$274,066
				KSDA-BLOOMBERG

JPMorgan Chase Bank N.A.
MXN	18,821,000	—	1/1/26	1 month MXN-TIIE-	6.16%	(21,795)
				BANXICO

MXN	11,367,000	—	1/2/26	1 month MXN-TIIE-	6.14%	(14,075)
				BANXICO

MXN	21,780,000	—	10/6/21	1 month MXN-TIIE-	5.93%	(9,103)
				BANXICO

MXN	8,802,000	—	10/8/21	1 month MXN-TIIE-	5.895%	(4,450)
				BANXICO

MXN	9,124,000	—	10/26/21	1 month MXN-TIIE-	6.09%	(754)
				BANXICO

Total		$—				$223,889

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/16

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$29,873,300 E	$(27,115)	12/21/21	1.25%	3 month USD-	$134,320
				LIBOR-BBA

1,425,000 E	(16)	9/13/26	1.295%	1 Day Interbank	24,943
				Offered Rate-
				ICE Benchmark
				Administration
				Fixing for US
				Dollar

30,130,400 E	(50,528)	12/21/18	1.015%	3 month USD-	9,612
				LIBOR-BBA

57,403,200 E	163,354	12/21/26	1.60%	3 month USD-	746,913
				LIBOR-BBA

6,990,300 E	5,356	12/21/46	1.90%	3 month USD-	262,879
				LIBOR-BBA

24,111,000 E	(50,340)	12/21/21	3 month USD-	1.30%	(121,829)
			LIBOR-BBA

9,094,000 E	(3,808)	12/21/26	1.55%	3 month USD-	131,475
				LIBOR-BBA

1,906,000 E	(49,147)	12/21/46	3 month USD-	2.00%	(73,902)
			LIBOR-BBA

Global Income Trust 49

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/16 cont.

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$6,620,300	$(88)	9/27/26	3 month USD-	1.467%	$(130,592)
				LIBOR-BBA

	1,425,000 E	(10)	9/27/26	1.353%	1 Day Interbank	21,363
					Offered Rate-
					ICE Benchmark
					Administration
					Fixing for US
					Dollar

	1,425,000 E	(10)	9/28/26	1.32%	1 Day Interbank	23,526
					Offered Rate-
					ICE Benchmark
					Administration
					Fixing for US
					Dollar

	4,825,600	(64)	10/6/26	1.52%	3 month USD-	72,444
					LIBOR-BBA

	4,825,600	(64)	10/6/26	1.52236%	3 month USD-	71,370
					LIBOR-BBA

	179,166 E	(6)	4/24/47	3 month USD-	1.92%	(6,420)
				LIBOR-BBA

	3,233,200 E	(5,496)	11/23/26	1.58%	3 month USD-	30,325
					LIBOR-BBA

AUD	541,000 E	2,999	12/28/26	6 month AUD-BBR- 2.201%		(7,210)
				BBSW

AUD	5,266,000 E	(48,952)	12/28/21	1.86%	6 month AUD-	13,811
					BBR-BBSW

AUD	2,538,000 E	(18,126)	12/28/26	2.20%	6 month AUD-	29,940
					BBR-BBSW

CAD	1,618,000 E	(14)	9/8/26	3 month CAD-BA-	1.58%	(16,533)
				CDOR

CAD	1,618,000 E	(14)	9/8/26	3 month CAD-BA-	1.6275%	(13,851)
				CDOR

CAD	12,166,000 E	(14,568)	12/21/21	1.05%	3 month CAD-	(8,291)
					BA-CDOR

CAD	1,300,000 E	514	12/21/21	3 month CAD-BA-	1.051%	(109)
				CDOR

CAD	1,318,000 E	(3,517)	12/21/26	3 month CAD-BA-	1.451%	(6,823)
				CDOR

CAD	5,812,000 E	5,956	12/21/26	1.45%	3 month CAD-	20,949
					BA-CDOR

CAD	1,110,000 E	(2,345)	12/21/46	3 month CAD-BA-	1.751%	(21,349)
				CDOR

CAD	2,737,000 E	(24)	10/19/26	1.8475%	3 month CAD-	4,631
					BA-CDOR

CHF	1,433,000 E	(2,372)	12/21/26	6 month CHF-	0.18%	11,985
				LIBOR-BBA

CHF	3,453,000 E	2,500	12/21/21	6 month CHF-	0.50%	10,763
				LIBOR-BBA

50 Global Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/16 cont.

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

EUR	13,231,000 E	$(627)	12/21/18	0.221%	6 month EUR-	$(20,743)
					EURIBOR-
					REUTERS

EUR	5,777,000 E	7,877	12/21/21	0.101%	6 month EUR-	(34,004)
					EURIBOR-
					REUTERS

EUR	122,000 E	241	12/21/46	6 month EUR-	0.901%	(3,648)
				EURIBOR-REUTERS

EUR	5,976,000 E	(31,820)	12/21/21	6 month EUR-	0.10%	11,176
				EURIBOR-REUTERS

EUR	3,303,000 E	3,758	12/21/26	6 month EUR-	0.40%	(43,128)
				EURIBOR-REUTERS

EUR	5,925,000 E	6,058	12/21/26	6 month EUR-	0.401%	(77,397)
				EURIBOR-REUTERS

GBP	1,770,000 E	(26)	9/8/26	1.075%	6 month GBP-	47,144
					LIBOR-BBA

GBP	8,449,000 E	28,585	12/21/21	0.65%	6 month GBP-	131,317
					LIBOR-BBA

GBP	2,457,000 E	14,720	12/21/26	0.90%	6 month GBP-	102,268
					LIBOR-BBA

GBP	2,006,000 E	(9,363)	12/21/21	6 month GBP-	0.651%	(33,631)
				LIBOR-BBA

GBP	1,420,000 E	(975)	12/21/26	0.901%	6 month GBP-	49,453
					LIBOR-BBA

GBP	1,669,000 E	(23)	10/19/26	6 month GBP-	1.386%	(15,673)
				LIBOR-BBA

JPY	97,000,000	(34)	9/2/43	1.87875%	6 month JPY-	(331,185)
					LIBOR-BBA

NOK	17,141,000 E	3,833	12/21/26	1.55%	6 month NOK-	26,006
					NIBOR-NIBR

NOK	24,680,000 E	1,243	12/21/21	1.25%	6 month NOK-	17,549
					NIBOR-NIBR

NZD	3,824,000 E	16,167	12/21/21	2.30%	3 month NZD-	34,106
					BBR-FRA

NZD	1,781,000 E	(334)	12/21/26	2.65%	3 month NZD-	22,055
					BBR-FRA

SEK	104,000 E	(62)	12/21/21	3 month SEK-	0.10%	(10)
				STIBOR-SIDE

SEK	16,832,000 E	959	12/21/26	3 month SEK-	0.80%	(3,385)
				STIBOR-SIDE

ZAR	10,816,000	(10)	10/11/26	8.32625%	3 month ZAR-	(10,785)
					JIBAR-SAFEX

ZAR	4,294,000	(4)	10/13/26	8.33%	3 month ZAR-	(4,334)
					JIBAR-SAFEX

ZAR	4,294,000	(4)	10/31/26	8.14%	3 month ZAR-	4
					JIBAR-SAFEX

Total		$(55,786)				$1,077,495

E Extended effective date.

Global Income Trust 51

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/16

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.

$396,196	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$2,301
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

Barclays Bank PLC

133,021	—	1/12/42	4.00% (1 month	Synthetic TRS Index	710
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

395,351	—	1/12/41	4.00% (1 month	Synthetic TRS Index	2,296
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,760	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(5)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

304,925	—	1/12/40	4.50% (1 month	Synthetic MBX Index	(1,567)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

220,142	—	1/12/40	4.50% (1 month	Synthetic MBX Index	(1,131)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

49,856	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(211)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

482,303	—	1/12/41	5.00% (1 month	Synthetic TRS Index	1,622
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

203,825	—	1/12/41	5.00% (1 month	Synthetic TRS Index	685
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

263,177	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(434)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

472,728	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(1,958)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

207,964	—	1/12/43	(3.50%) 1 month	Synthetic TRS Index	(1,121)
			USD-LIBOR	3.50% 30 year Fannie
				Mae pools

1,362,874	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(4,142)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

347,249	—	1/12/40	5.00% (1 month	Synthetic MBX Index	(12)
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

6,746,292	—	1/12/41	5.00% (1 month	Synthetic MBX Index	9,257
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,227,802	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(6,472)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

52 Global Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/16 cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
EUR	1,446,000	$—	9/15/17	(0.4975%)	Eurostat Eurozone	$(2,702)
					HICP excluding
					tobacco

EUR	723,000	—	9/15/17	(0.46%)	Eurostat Eurozone	(751)
					HICP excluding
					tobacco

EUR	1,029,000	—	9/15/17	(0.435%)	Eurostat Eurozone	(499)
					HICP excluding
					tobacco

Citibank, N.A.
	$128,099	—	1/12/41	5.00% (1 month	Synthetic MBX Index	176
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

Credit Suisse International

	543,546	—	1/12/41	4.50% (1 month	Synthetic MBX Index	1,028
				USD-LIBOR)	4.50% 30 year Ginnie
					Mae II pools

	344,882	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(1,429)
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	304,872	—	1/12/44	3.50% (1 month	Synthetic TRS Index	1,643
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	84,203	—	1/12/43	3.50% (1 month	Synthetic TRS Index	454
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	763,625	—	1/12/45	4.00% (1 month	Synthetic TRS Index	4,556
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	670,624	—	1/12/45	4.00% (1 month	Synthetic TRS Index	4,001
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	664,853	—	1/12/45	3.50% (1 month	Synthetic TRS Index	3,898
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	1,404,440	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	(8,156)
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

Goldman Sachs International

	104,973	—	1/12/39	6.00% (1 month	Synthetic TRS Index	210
				USD-LIBOR)	6.00% 30 year Fannie
					Mae pools

	18,740	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(31)
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	330,234	—	1/12/42	4.00% (1 month	Synthetic TRS Index	1,763
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

Global Income Trust 53

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/16 cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.

	$330,234	$—	1/12/42	4.00% (1 month	Synthetic TRS Index	$1,763
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	387,637	—	1/12/40	4.00% (1 month	Synthetic TRS Index	2,070
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	26,923	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(142)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	32,298	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(170)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	610,027	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(3,216)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	932,572	—	1/12/42	4.00% (1 month	Synthetic TRS Index	4,978
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	491,072	—	1/12/42	4.00% (1 month	Synthetic TRS Index	2,621
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	568,739	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(2,356)
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	366,198	—	1/12/43	3.50% (1 month	Synthetic TRS Index	1,973
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	763,195	—	1/12/44	3.50% (1 month	Synthetic TRS Index	4,113
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	665,562	—	1/12/45	4.00% (1 month	Synthetic TRS Index	3,971
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	387,637	—	1/12/40	(4.00%) 1 month	Synthetic TRS Index	(2,070)
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

EUR	5,206,000	—	8/10/17	(0.63%)	Eurostat Eurozone	(29,004)
					HICP excluding
					tobacco

EUR	1,719,000	—	8/11/17	(0.63%)	Eurostat Eurozone	(9,577)
					HICP excluding
					tobacco

EUR	1,446,000	—	8/31/17	(0.27%)	Eurostat Eurozone	3,456
					HICP excluding
					tobacco

EUR	1,446,000	—	9/1/17	(0.37%)	Eurostat Eurozone	262
					HICP excluding
					tobacco

54 Global Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/16 cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.

EUR	1,446,000	$—	9/10/20	(0.7975%)	Eurostat Eurozone	$(10,236)
					HICP excluding
					tobacco

EUR	886,000	—	1/26/21	(0.75%)	Eurostat Eurozone	444
					HICP excluding
					tobacco

JPMorgan Chase Bank N.A.

	$612,893	—	1/12/41	4.00% (1 month	Synthetic TRS Index	3,559
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	568,739	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(2,356)
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

EUR	723,000	—	9/4/20	(0.8675%)	Eurostat Eurozone	(8,022)
					HICP excluding
					tobacco

EUR	723,000	—	9/7/20	(0.85%)	Eurostat Eurozone	(7,295)
					HICP excluding
					tobacco

EUR	947,000	—	1/27/21	(0.755%)	Eurostat Eurozone	204
					HICP excluding
					tobacco

EUR	780,000	—	1/26/21	(0.75%)	Eurostat Eurozone	391
					HICP excluding
					tobacco

JPMorgan Securities LLC

	$242,436	—	1/12/43	(3.50%) 1 month	Synthetic TRS Index	(1,306)
				USD-LIBOR	3.50% 30 year Fannie
					Mae pools

	1,068,067	—	1/12/44	(3.50%) 1 month	Synthetic TRS Index	(5,756)
				USD-LIBOR	3.50% 30 year Fannie
					Mae pools

Total		$—				$(47,722)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/16
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.

CMBX NA BBB– Index	BBB–/P	$2,666	$39,000	5/11/63	300 bp	$(506)

CMBX NA BBB– Index	BBB–/P	5,303	88,000	5/11/63	300 bp	(1,853)

CMBX NA BBB– Index	BBB–/P	10,865	176,000	5/11/63	300 bp	(3,446)

Credit Suisse International

CMBX NA BB Index	—	(842)	6,000	1/17/47	(500 bp)	85

CMBX NA A Index	A/P	16,264	414,000	1/17/47	200 bp	(1,253)

CMBX NA BB Index	—	(25,805)	1,462,000	5/11/63	(500 bp)	198,507

Global Income Trust 55

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/16 cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International cont.

CMBX NA BBB– Index	BBB–/P	$15,027	$307,000	5/11/63	300 bp	$(9,937)

CMBX NA BBB– Index	BBB–/P	100,617	2,051,000	5/11/63	300 bp	(66,163)

CMBX NA BBB– Index	BBB–/P	164,091	2,220,000	1/17/47	300 bp	(23,313)

Goldman Sachs International

CMBX NA BB Index	—	(48,592)	475,000	5/11/63	(500 bp)	24,287

CMBX NA BB Index	—	(6,053)	40,000	1/17/47	(500 bp)	124

CMBX NA A Index	A/P	71,694	1,422,000	1/17/47	200 bp	11,527

CMBX NA BBB– Index	BBB–/P	2,399	46,000	5/11/63	300 bp	(1,341)

CMBX NA BBB– Index	BBB–/P	48,302	515,000	5/11/63	300 bp	6,424

CMBX NA BBB– Index	BBB–/P	6,578	89,000	1/17/47	300 bp	(935)

CMBX NA BBB– Index	BBB–/P	10,316	148,000	1/17/47	300 bp	(2,178)

CMBX NA BBB– Index	BBB–/P	27,003	317,000	1/17/47	300 bp	243

CMBX NA BBB– Index	BBB–/P	47,699	549,000	1/17/47	300 bp	1,354

CMBX NA BBB– Index	BBB–/P	58,676	745,000	1/17/47	300 bp	(4,215)

JPMorgan Securities LLC

CMBX NA BBB– Index	BBB–/P	31,054	396,000	5/11/63	300 bp	(1,148)

CMBX NA BBB– Index	BBB–/P	97,804	1,159,000	5/11/63	300 bp	3,559

CMBX NA BBB– Index	BBB–/P	4,980	90,000	1/17/47	300 bp	(2,618)

CMBX NA BBB– Index	BBB–/P	5,380	102,000	1/17/47	300 bp	(3,231)

CMBX NA BBB– Index	BBB–/P	2,719	104,000	1/17/47	300 bp	(6,061)

CMBX NA BBB– Index	BBB–/P	15,352	156,000	1/17/47	300 bp	2,183

CMBX NA BBB– Index	BBB–/P	35,698	270,000	1/17/47	300 bp	12,905

Total		$699,195				$133,000

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2016. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

56 Global Income Trust

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Corporate bonds and notes	$—	$80,554,699	$525,200

Foreign government and agency bonds and notes	—	109,601,542	—

Mortgage-backed securities	—	60,437,499	—

Municipal bonds and notes	—	430,740	—

Purchased options outstanding	—	343,287	—

Purchased swap options outstanding	—	8,917	—

U.S. government and agency mortgage obligations	—	117,620,657	—

Short-term investments	9,406,839	9,175,233	—

Totals by level	$9,406,839	$378,172,574	$525,200

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(940,207)	$—

Futures contracts	(1,275,339)	—	—

Written options outstanding	—	(351,610)	—

Written swap options outstanding	—	(346,588)	—

TBA sale commitments	—	(53,029,615)	—

Interest rate swap contracts	—	1,357,170	—

Total return swap contracts	—	(47,722)	—

Credit default contracts	—	(566,195)	—

Totals by level	$(1,275,339)	$(53,924,767)	$—

During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

Global Income Trust 57

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

			Change in net
				unrealized			Total	Total
	Balance	Accrued	appreciation/			transfers		transfers	Balance
Investments	as of	discounts/	Realized	(deprecia-	Cost of	Proceeds	into	out of	as of
in securities:	10/31/15	premiums	gain/(loss)	tion) #	purchases	from sales	Level 3†	Level 3†	10/31/16

Asset-backed
securities	$10,635,000	$—	$—	$—	$—	$(10,635,000)	$—	$—	$—

Corporate bonds
and notes	$543,400	(36,799)	—	18,599	—	—	—	—	$525,200

Mortgage-backed
securities	$2,313,819	(166,697)	—	(147,645)	349,583	—	—	(2,349,060)	$—

Totals	$13,492,219	$(203,496)	$—	$(129,046)	$349,583	$(10,635,000)	$—	$(2,349,060)	$525,200

† Transfers during the reporting period are accounted for using the end of period market value and did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

# Includes $18,599 related to Level 3 securities still held at period end. Total change in unrealized appreciation/ (depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

The accompanying notes are an integral part of these financial statements.

58 Global Income Trust

Statement of assets and liabilities 10/31/16

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $380,967,292)	$378,807,774
Affiliated issuers (identified cost $9,296,839) (Note 5)	9,296,839

Foreign currency (cost $361,071) (Note 1)	361,064

Interest and other receivables	2,519,092

Receivable for shares of the fund sold	646,839

Receivable for investments sold	776,364

Receivable for sales of delayed delivery securities (Note 1)	38,778,508

Receivable for variation margin (Note 1)	466,154

Unrealized appreciation on forward currency contracts (Note 1)	1,207,601

Unrealized appreciation on OTC swap contracts (Note 1)	599,669

Premium paid on OTC swap contracts (Note 1)	81,292

Prepaid assets	46,638

Total assets	433,587,834

LIABILITIES

Payable to custodian	3,999

Payable for investments purchased	796,241

Payable for purchases of delayed delivery securities (Note 1)	102,958,555

Payable for shares of the fund repurchased	385,829

Payable for compensation of Manager (Note 2)	126,714

Payable for custodian fees (Note 2)	67,115

Payable for investor servicing fees (Note 2)	97,660

Payable for Trustee compensation and expenses (Note 2)	130,117

Payable for administrative services (Note 2)	515

Payable for distribution fees (Note 2)	64,184

Payable for variation margin (Note 1)	525,339

Unrealized depreciation on OTC swap contracts (Note 1)	290,502

Premium received on OTC swap contracts (Note 1)	780,487

Unrealized depreciation on forward currency contracts (Note 1)	2,147,808

Written options outstanding, at value (premiums $1,088,259) (Notes 1 and 3)	698,198

TBA sale commitments, at value (proceeds receivable $53,152,813) (Note 1)	53,029,615

Collateral on certain derivative contracts, at value (Note 1)	110,000

Other accrued expenses	200,498

Total liabilities	162,413,376

Net assets	$271,174,458

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$288,793,909

Undistributed net investment income (Note 1)	5,277,970

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(20,401,605)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(2,495,816)

Total — Representing net assets applicable to capital shares outstanding	$271,174,458

(Continued on next page)

Global Income Trust 59

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($148,868,462 divided by 12,481,442 shares)	$11.93

Offering price per class A share (100/96.00 of $11.93)*	$12.43

Net asset value and offering price per class B share ($4,916,183 divided by 414,227 shares)**	$11.87

Net asset value and offering price per class C share ($21,570,091 divided by 1,817,051 shares)**	$11.87

Net asset value and redemption price per class M share ($8,564,051 divided by 725,534 shares)	$11.80

Offering price per class M share (100/96.75 of $11.80)†	$12.20

Net asset value, offering price and redemption price per class R share
($13,874,597 divided by 1,166,011 shares)	$11.90

Net asset value, offering price and redemption price per class R5 share
($23,764 divided by 1,993 shares)#	$11.93

Net asset value, offering price and redemption price per class R6 share
($6,444,807 divided by 540,468 shares)	$11.92

Net asset value, offering price and redemption price per class Y share
($66,912,503 divided by 5,612,103 shares)	$11.92

*On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

†On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

#Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

60 Global Income Trust

Statement of operations Year ended 10/31/16

INVESTMENT INCOME

Interest (including interest income of $72,975 from investments in affiliated issuers) (Note 5)	$10,006,418

EXPENSES

Compensation of Manager (Note 2)	1,489,459

Investor servicing fees (Note 2)	462,109

Custodian fees (Note 2)	118,632

Trustee compensation and expenses (Note 2)	20,729

Distribution fees (Note 2)	761,923

Administrative services (Note 2)	7,589

Other	392,662

Fees waived and reimbursed by Manager (Note 2)	(3,854)

Total expenses	3,249,249

Expense reduction (Note 2)	(474)

Net expenses	3,248,775

Net investment income	6,757,643

Net realized loss on investments (Notes 1 and 3)	(6,432,184)

Net increase from payments by affiliates (Note 2)	2,757

Net realized loss on swap contracts (Note 1)	(9,190,069)

Net realized gain on futures contracts (Note 1)	2,918,429

Net realized gain on foreign currency transactions (Note 1)	2,540,632

Net realized gain on written options (Notes 1 and 3)	4,387,568

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(1,740,195)

Net unrealized appreciation of investments, futures contracts, swap contracts, written options
and TBA sale commitments during the year	9,189,479

Net gain on investments	1,676,417

Net increase in net assets resulting from operations	$8,434,060

The accompanying notes are an integral part of these financial statements.

Global Income Trust 61

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 10/31/16	Year ended 10/31/15

Operations
Net investment income	$6,757,643	$7,894,863

Net realized gain (loss) on investments
and foreign currency transactions	(5,772,867)	2,025,273

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	7,449,284	(17,073,999)

Net increase (decrease) in net assets resulting from operations	8,434,060	(7,153,863)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(4,995,135)	(5,326,930)

Class B	(134,575)	(166,390)

Class C	(551,718)	(655,547)

Class M	(265,872)	(291,910)

Class R	(309,354)	(169,024)

Class R5	(915)	(1,047)

Class R6	(222,137)	(164,935)

Class Y	(2,234,801)	(2,938,951)

Decrease from capital share transactions (Note 4)	(12,293,133)	(48,613,257)

Total decrease in net assets	(12,573,580)	(65,481,854)

NET ASSETS

Beginning of year	283,748,038	349,229,892

End of year (including undistributed net investment income
of $5,277,970 and $7,368,578, respectively)	$271,174,458	$283,748,038

The accompanying notes are an integral part of these financial statements.

62 Global Income Trust

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Global Income Trust 63

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA

												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	return	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	of capital	distributions	of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%)

Class A

October 31, 2016	$11.93	.30	.08	.38	(.38)	—	(.38)	$11.93	3.27	$148,868	1.16 [d]	2.50 [d]	551 [e]

October 31, 2015	12.60	.31	(.60)	(.29)	(.38)	—	(.38)	11.93	(2.31)	160,497	1.10	2.54	296 [e]

October 31, 2014	12.57	.36	.05	.41	(.38)	—	(.38)	12.60	3.30	171,481	1.09	2.84	295 [e]

October 31, 2013	12.85	.38	(.27)	.11	(.35)	(.04)	(.39)	12.57	.82	199,284	1.10	2.96	335 [f]

October 31, 2012	12.58	.36	.38	.74	(.36)	(.11)	(.47)	12.85	6.02	229,240	1.10	2.85	162 [f]

Class B

October 31, 2016	$11.87	.21	.08	.29	(.29)	—	(.29)	$11.87	2.51	$4,916	1.91 [d]	1.74 [d]	551 [e]

October 31, 2015	12.54	.22	(.60)	(.38)	(.29)	—	(.29)	11.87	(3.05)	6,060	1.85	1.78	296 [e]

October 31, 2014	12.51	.26	.06	.32	(.29)	—	(.29)	12.54	2.54	7,884	1.84	2.08	295 [e]

October 31, 2013	12.80	.28	(.28)	—g	(.26)	(.03)	(.29)	12.51	(.01)	9,002	1.85	2.21	335 [f]

October 31, 2012	12.53	.26	.38	.64	(.28)	(.09)	(.37)	12.80	5.24	11,109	1.85	2.10	162 [f]

Class C

October 31, 2016	$11.88	.21	.08	.29	(.30)	—	(.30)	$11.87	2.43	$21,570	1.91 [d]	1.74 [d]	551 [e]

October 31, 2015	12.55	.22	(.60)	(.38)	(.29)	—	(.29)	11.88	(3.04)	24,160	1.85	1.78	296 [e]

October 31, 2014	12.51	.26	.07	.33	(.29)	—	(.29)	12.55	2.61	30,175	1.84	2.08	295e

October 31, 2013	12.80	.28	(.28)	—g	(.26)	(.03)	(.29)	12.51	(.01)	31,771	1.85	2.22	335f

October 31, 2012	12.53	.26	.38	.64	(.28)	(.09)	(.37)	12.80	5.25	39,316	1.85	2.10	162f

Class M

October 31, 2016	$11.81	.26	.09	.35	(.36)	—	(.36)	$11.80	2.98	$8,564	1.41 [d]	2.24 [d]	551 [e]

October 31, 2015	12.48	.28	(.60)	(.32)	(.35)	—	(.35)	11.81	(2.58)	9,406	1.35	2.28	296 [e]

October 31, 2014	12.45	.33	.05	.38	(.35)	—	(.35)	12.48	3.07	10,911	1.34	2.58	295 [e]

October 31, 2013	12.74	.34	(.28)	.06	(.32)	(.03)	(.35)	12.45	.50	12,457	1.35	2.71	335 [f]

October 31, 2012	12.47	.32	.38	.70	(.33)	(.10)	(.43)	12.74	5.80	14,969	1.35	2.60	162 [f]

Class R

October 31, 2016	$11.91	.27	.08	.35	(.36)	—	(.36)	$11.90	2.98	$13,875	1.41 [d]	2.26 [d]	551 [e]

October 31, 2015	12.58	.28	(.60)	(.32)	(.35)	—	(.35)	11.91	(2.56)	6,366	1.35	2.27	296 [e]

October 31, 2014	12.54	.33	.06	.39	(.35)	—	(.35)	12.58	3.12	6,072	1.34	2.58	295 [e]

October 31, 2013	12.83	.34	(.28)	.06	(.32)	(.03)	(.35)	12.54	.50	5,586	1.35	2.70	335 [f]

October 31, 2012	12.56	.33	.37	.70	(.33)	(.10)	(.43)	12.83	5.76	4,142	1.35	2.61	162 [f]

Class R5

October 31, 2016	$11.94	.34	.07	.41	(.42)	—	(.42)	$11.93	3.50	$24	.86 [d]	2.82 [d]	551 [e]

October 31, 2015	12.60	.35	(.59)	(.24)	(.42)	—	(.42)	11.94	(1.94)	41.83		2.84	296 [e]

October 31, 2014	12.56	.39	.07	.46	(.42)	—	(.42)	12.60	3.67	24.82		3.02	295 [e]

October 31, 2013	12.85	.42	(.29)	.13	(.38)	(.04)	(.42)	12.56	1.02	11.82		3.27	335 [f]

October 31, 2012†	12.45	.13	.41	.54	(.11)	(.03)	(.14)	12.85	4.34*	10	.27*	.99*	162 [f]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

64 Global Income Trust	Global Income Trust 65

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA

												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	return	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	of capital	distributions	of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%)

Class R6

October 31, 2016	$11.93	.34	.08	.42	(.43)	—	(.43)	$11.92	3.59	$6,445	.79 [d]	2.88 [d]	551 [e]

October 31, 2015	12.60	.35	(.59)	(.24)	(.43)	—	(.43)	11.93	(1.97)	5,405.76		2.89	296 [e]

October 31, 2014	12.57	.40	.06	.46	(.43)	—	(.43)	12.60	3.64	4,736.75		3.15	295 [e]

October 31, 2013	12.85	.38h	(.23)	.15	(.39)	(.04)	(.43)	12.57	1.19	4,025.75		3.00h	335 [f]

October 31, 2012†	12.45	.13	.41	.54	(.11)	(.03)	(.14)	12.85	4.37*	10	.25*	1.01*	162 [f]

Class Y

October 31, 2016	$11.93	.33	.07	.40	(.41)	—	(.41)	$11.92	3.44	$66,913	.91 [d]	2.75 [d]	551 [e]

October 31, 2015	12.60	.34	(.59)	(.25)	(.42)	—	(.42)	11.93	(2.06)	71,813.85		2.79	296 [e]

October 31, 2014	12.57	.38	.07	.45	(.42)	—	(.42)	12.60	3.58	117,947.84		2.97	295 [e]

October 31, 2013	12.86	.41	(.28)	.13	(.38)	(.04)	(.42)	12.57	1.00	40,069.85		3.22	335 [f]

October 31, 2012	12.58	.39	.39	.78	(.38)	(.12)	(.50)	12.86	6.40	64,357.85		3.11	162 [f]

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to October 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

e Portfolio turnover includes TBA purchase and sale commitments.

f Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %

October 31, 2013	673%

October 31, 2012	328

g Amount represents less than $0.01 per share.

h The net investment income ratio and per share amount shown for the period ending October 31, 2013 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

66 Global Income Trust	Global Income Trust 67

Notes to financial statements 10/31/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2015 through October 31, 2016.

Putnam Global Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The goal of the fund is to seek high current income. Preservation of capital and long-term total return are secondary objectives, but only to the extent consistent with the objective of seeking high current income. The fund invests mainly in bonds and securitized debt instruments (such as mortgage-backed investments) that are obligations of companies and governments worldwide; that are investment-grade in quality; and that have intermediate-to long-term maturities (three years or longer). Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in investment-grade securities. This policy may be changed only after 60 days’ notice to shareholders. The fund may also invest in bonds that are below-investment-grade in quality (sometimes referred to as “junk bonds”). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

68 Global Income Trust

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater

Global Income Trust 69

than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and to gain exposure to currencies.

70 Global Income Trust

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, for gaining exposure to specific sectors, for hedging inflation and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Global Income Trust 71

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

72 Global Income Trust

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $232,536 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $2,039,955 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $1,809,872 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Prior to September 22, 2016, the fund participated in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million)  and the same unsecured uncommitted line of credit.  Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee (0.04% prior to September 22, 2016) and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% (0.16% prior to September 22, 2016) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

Global Income Trust 73

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At October 31, 2016, the fund had a capital loss carryover of $18,818,173 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

	Loss carryover

Short-term	Long-term	Total	Expiration

$15,915,777	$422,974	$16,338,751	*

2,479,422	N/A	2,479,422	October 31, 2017

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from defaulted bond interest, from realized and unrealized gains and losses on certain futures contracts, from income on swap contracts and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $133,744 to decrease undistributed net investment income and $133,744 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$7,889,535

Unrealized depreciation	(12,725,869)

Net unrealized depreciation	(4,836,334)

Undistributed ordinary income	4,994,466

Capital loss carryforward	(18,818,173)

Cost for federal income tax purposes	$392,916,277

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are

74 Global Income Trust

invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.700%	of the first $5 billion,	0.500%	of the next $50 billion,

0.650%	of the next $5 billion,	0.480%	of the next $50 billion,

0.600%	of the next $10 billion,	0.470%	of the next $100 billion and

0.550%	of the next $10 billion,	0.465%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.545% of the fund’s average net assets.

Putnam Management has contractually agreed, through February 28, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $3,854.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

Putnam Management voluntarily reimbursed the fund $1,747 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

Putnam Management has agreed to reimburse the fund $1,010 for a compliance exception which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

Global Income Trust 75

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$267,285	Class R5	31

Class B	9,348	Class R6	3,088

Class C	38,354	Class Y	111,292

Class M	15,194	Total	$462,109

Class R	17,517

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $474 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $215, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$389,436	Class M	44,268

Class B	54,658	Class R	50,200

Class C	223,361	Total	$761,923

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $14,418 and $126 from the sale of class A and class M shares, respectively, and received $818 and $192 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $224 on class A redemptions.

76 Global Income Trust

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments
(Long-term)	$1,662,001,671	$1,658,096,978

U.S. government securities (Long-term)	—	—

Total	$1,662,001,671	$1,658,096,978

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Written option transactions during the reporting period are summarized as follows:

		Written swap
		option contract	Written swap	Written option	Written option
		amounts	option premiums	contract amounts	premiums

Written options outstanding
at the beginning of the	USD	471,213,475	$1,953,324	40,000,000	$251,563
reporting period	EUR	—	$ —	—	$ —

Options opened	USD	942,658,300	5,086,250	459,000,000	1,981,015
	EUR	4,621,700	177,242	—	—

Options exercised	USD	(77,596,000)	(587,170)	—	—
	EUR	—	—	—	—

Options expired	USD	(614,657,475)	(1,401,536)	(50,000,000)	(206,563)
	EUR	(4,621,700)	(177,242)	—	—

Options closed	USD	(594,051,300)	(4,249,171)	(393,000,000)	(1,739,453)
	EUR	—	—	—	—

Written options outstanding
at the end of the	USD	127,567,000	$801,697	56,000,000	$286,562
reporting period	EUR	—	$—	—	$—

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15

Class A	Shares	Amount	Shares	Amount

Shares sold	2,062,239	$24,524,846	3,123,518	$38,594,678

Shares issued in connection with
reinvestment of distributions	376,113	4,477,195	393,104	4,827,699

	2,438,352	29,002,041	3,516,622	43,422,377

Shares repurchased	(3,408,526)	(40,716,347)	(3,672,828)	(45,130,108)

Net decrease	(970,174)	$(11,714,306)	(156,206)	$(1,707,731)

Global Income Trust 77

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class B	Shares	Amount	Shares	Amount

Shares sold	40,753	$487,348	19,945	$246,256

Shares issued in connection with
reinvestment of distributions	10,330	122,314	12,463	152,436

	51,083	609,662	32,408	398,692

Shares repurchased	(147,249)	(1,751,155)	(150,583)	(1,843,336)

Net decrease	(96,166)	$(1,141,493)	(118,175)	$(1,444,644)

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class C	Shares	Amount	Shares	Amount

Shares sold	311,327	$3,712,312	216,409	$2,660,000

Shares issued in connection with
reinvestment of distributions	39,191	464,564	43,629	533,553

	350,518	4,176,876	260,038	3,193,553

Shares repurchased	(567,680)	(6,738,879)	(630,613)	(7,721,310)

Net decrease	(217,162)	$(2,562,003)	(370,575)	$(4,527,757)

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class M	Shares	Amount	Shares	Amount

Shares sold	5,400	$63,636	21,522	$262,765

Shares issued in connection with
reinvestment of distributions	5,204	61,308	5,183	63,007

	10,604	124,944	26,705	325,772

Shares repurchased	(81,276)	(958,591)	(104,710)	(1,280,701)

Net decrease	(70,672)	$(833,647)	(78,005)	$(954,929)

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class R	Shares	Amount	Shares	Amount

Shares sold	858,730	$10,244,292	393,336	$4,780,343

Shares issued in connection with
reinvestment of distributions	22,240	265,134	10,263	125,654

	880,970	10,509,426	403,599	4,905,997

Shares repurchased	(249,535)	(2,963,675)	(351,778)	(4,301,040)

Net increase	631,435	$7,545,751	51,821	$604,957

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class R5	Shares	Amount	Shares	Amount

Shares sold	239	$2,845	1,515	$18,415

Shares issued in connection with
reinvestment of distributions	77	915	86	1,047

	316	3,760	1,601	19,462

Shares repurchased	(1,729)	(20,323)	(96)	(1,182)

Net increase (decrease)	(1,413)	$(16,563)	1,505	$18,280

78 Global Income Trust

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class R6	Shares	Amount	Shares	Amount

Shares sold	149,054	$1,776,027	157,300	$1,917,346

Shares issued in connection with
reinvestment of distributions	18,651	222,137	13,457	164,906

	167,705	1,998,164	170,757	2,082,252

Shares repurchased	(80,255)	(953,673)	(93,578)	(1,157,550)

Net increase	87,450	$1,044,491	77,179	$924,702

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class Y	Shares	Amount	Shares	Amount

Shares sold	2,617,198	$31,334,701	2,783,385	$34,375,470

Shares issued in connection with
reinvestment of distributions	161,428	1,922,283	184,042	2,261,499

	2,778,626	33,256,984	2,967,427	36,636,969

Shares repurchased	(3,187,960)	(37,872,347)	(6,309,268)	(78,163,104)

Net decrease	(409,334)	$(4,615,363)	(3,341,841)	$(41,526,135)

At the close of the reporting period, Putnam Investments, LLC owned 930 class R5 shares of the fund (46.66% of class R5 shares outstanding), valued at $11,095.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at the				Fair value at
	beginning of the			Investment	the end of the
Name of affiliate	reporting period	Purchase cost	Sale proceeds	income	reporting period

Putnam Short Term
Investment Fund*	$10,225,190	$101,005,453	$101,933,804	$72,975	$9,296,839

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Global Income Trust 79

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$40,300,000

Purchased currency options (contract amount)	$—*

Purchased swap option contracts (contract amount)	$177,900,000

Written TBA commitment option contracts (contract amount) (Note 3)	$80,600,000

Written swap option contracts (contract amount) (Note 3)	$224,600,000

Futures contracts (number of contracts)	700

Forward currency contracts (contract amount)	$278,500,000

OTC interest rate swap contracts (notional)	$13,400,000

Centrally cleared interest rate swap contracts (notional)	$581,300,000

OTC total return swap contracts (notional)	$53,000,000

OTC credit default contracts (notional)	$10,900,000

* For the reporting period, there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Credit contracts	Receivables	$304,295	Payables	$870,490

Foreign exchange
contracts	Receivables	1,207,601	Payables	2,147,808

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	3,114,266*	depreciation	3,426,151*

Total		$4,626,162		$6,444,449

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

80 Global Income Trust

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(53,831)	$(53,831)

Foreign exchange contracts	(51,903)	—	2,466,639	—	$2,414,736

Interest rate contracts	(926,838)	2,918,429	—	(9,136,238)	$(7,144,647)

Total	$(978,741)	$2,918,429	$2,466,639	$(9,190,069)	$(4,783,742)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$ —	$109,210	$109,210

Foreign exchange contracts	—	—	(1,734,997)	—	$(1,734,997)

Interest rate contracts	307,969	(1,289,953)	—	3,603,708	$2,621,724

Total	$307,969	$(1,289,953)	$(1,734,997)	$3,712,918	$995,937

Global Income Trust 81

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

					ASSETS								LIABILITIES

		Centrally									Centrally								Total
	OTC	cleared								OTC	cleared	OTC Total							Financial	Total
	Interest	interest	OTC Total	OTC Credit		Forward	Purchased			Interest	interest	return	OTC Credit		Forward	Written			and	collateral
	rate swap	rate	swap return	swap default	Futures	currency	swap	Purchased	Total	rate swap	rate swap	swap	default	Futures	currency	swap	Written	Total	Derivative	received	Net
	contracts*#	contracts§	contracts*#	contracts*#	contracts§	contracts#	options**#	options**#	Assets	contracts*#	contracts§	contracts*#	contracts*#	contracts§	contracts#	options #	options #	Liabilities	Net Assets	(pledged)†##	amount

Bank of America N.A.	$—	—	2,301	—	—	90,879	—	—	$93,180	$—	—	—	24,639	—	114,465	—	—	$139,104	$(45,924)	$—	$(45,924)

Barclays Bank PLC	$—	—	14,570	—	—	133,455	—	—	$148,025	$—	—	21,005	—	—	108,179	—	—	$129,184	$18,841	$—	$18,841

Barclays Capital Inc.	$—	344,752	—	—	—	—	—	—	$344,752	$—	500,870	—	—	—	—	—	—	$500,870	$(156,118)	$—	$(156,118)
(clearing broker)

Citibank, N.A.	$—	—	176	—	—	150,648	—	—	$150,824	$—	—	—	—	—	100,050	—	—	$100,050	$50,774	$50,774	$—

Credit Suisse International	$—	—	15,580	225,239	—	103,921	—	—	$344,740	$—	—	9,585	396,665	—	66,575	—	—	$472,825	$(128,085)	$(109,989)	$(18,096)

Goldman	$274,066	—	27,624	79,056	—	248,042	8,917	—	$637,705	$—	—	56,802	261,788	—	66,324	31,704	—	$416,618	$221,087	$221,087	$—
Sachs International

HSBC Bank USA,	$—	—	—	—	—	22,144	—	—	$22,144	$—	—	—	—	—	27,365	—	—	$27,365	$(5,221)	$—	$(5,221)
National Association

JPMorgan Chase Bank N.A.	$—	—	4,154	—	—	251,476	—	343,287	$598,917	$50,177	—	17,673	—	—	801,334	314,884	351,610	$1,535,678	$(936,761)	$(929,942)	$(6,819)

JPMorgan Securities LLC	$—	—	—	—	—	—	—	—	$—	$—	—	7,062	187,398	—	—	—	—	$194,460	$(194,460)	$(179,982)	$(14,478)

Merrill Lynch, Pierce,	$—	—	—	—	121,402	—	—	—	$121,402	$—	—	—	—	24,469	—	—	—	$24,469	$96,933	$—	$96,933
Fenner & Smith, Inc.

Royal Bank of Scotland	$—	—	—	—	—	52,616	—	—	$52,616	$—	—	—	—	—	712,977	—	—	$712,977	$(660,361)	$(589,959)	$(70,402)
PLC (The)

State Street Bank and	$—	—	—	—	—	18,473	—	—	$18,473	$—	—	—	—	—	71,529	—	—	$71,529	$(53,056)	$—	$(53,056)
Trust Co.

UBS AG	$—	—	—	—	—	130,951	—	—	$130,951	$—	—	—	—	—	57,927	—	—	$57,927	$73,024	$—	$73,024

WestPac Banking Corp.	$—	—	—	—	—	4,996	—	—	$4,996	$—	—	—	—	—	21,083	—	—	$21,083	$(16,087)	$—	$(16,087)

Total	$274,066	344,752	64,405	304,295	121,402	1,207,601	8,917	343,287	$2,668,725	$50,177	500,870	112,127	870,490	24,469	2,147,808	346,588	351,610	$4,404,139 $(1,735,414)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

82 Global Income Trust	Global Income Trust 83

Note 9: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

84 Global Income Trust

Federal tax information (Unaudited)

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $5,334,559 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2017 will show the tax status of all distributions paid to your account in calendar 2016.

Global Income Trust 85

About the Trustees

INDEPENDENT TRUSTEES

Liaqat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

86 Global Income Trust

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2016, there were 115 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Global Income Trust 87

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive Officer, and	Vice President, Principal Financial Officer, Principal
Compliance Liaison	Accounting Officer, and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	Susan G. Malloy (Born 1957)
General Counsel, Putnam Investments, Putnam	Vice President and Assistant Treasurer
Management, and Putnam Retail Management	Since 2007
Director of Accounting & Control Services, Putnam
James F. Clark (Born 1974)	Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments and	Vice President and BSA Compliance Officer
Putnam Management	Since 2002
Director of Operational Compliance,
Michael J. Higgins (Born 1976)	Putnam Investments and Putnam Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Vice President, Director of Proxy Voting and Corporate
Governance, Assistant Clerk, and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

88 Global Income Trust

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Robert E. Patterson	Principal Financial Officer,
Marketing Services	George Putnam, III	Principal Accounting Officer,
Putnam Retail Management	Robert L. Reynolds	and Assistant Treasurer
One Post Office Square	W. Thomas Stephens
Boston, MA 02109		Susan G. Malloy
	Officers	Vice President and
Custodian	Robert L. Reynolds	Assistant Treasurer
State Street Bank	President
and Trust Company		Mark C. Trenchard
	Jonathan S. Horwitz	Vice President and
Legal Counsel	Executive Vice President,	BSA Compliance Officer
Ropes & Gray LLP	Principal Executive Officer, and
	Compliance Liaison	Nancy E. Florek
Independent Registered		Vice President, Director of
Public Accounting Firm	Robert T. Burns	Proxy Voting and Corporate
PricewaterhouseCoopers LLP	Vice President and	Governance, Assistant Clerk,
	Chief Legal Officer	and Associate Treasurer

This report is for the information of shareholders of Putnam Global Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

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PERMIT NO. 600

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AN031 303428 12/16

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2016	$136,758	$ —	$18,821	$ —
October 31, 2015	$131,166	$ —	$18,522	$ —

For the fiscal years ended October 31, 2016 and October 31, 2015, the fund's independent auditor billed aggregate non-audit fees in the amounts of $578,574 and $879,509 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2016	$ —	$559,753	$ —	$ —

October 31, 2015	$ —	$860,987	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Global Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 27, 2016

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 27, 2016